                                                                   EXHIBIT 10.15

                                              Confidential Treatment Requested
                                           Under 17 C.F.R. (S)(S) 200.80 (b) (4)
                                                    200.83 and 230.406


                               LICENSE AGREEMENT


                                    BETWEEN



                           THE DOW CHEMICAL COMPANY



                                      AND



                              DIVERSA CORPORATION




                                               *Confidential Treatment Requested

      ARTICLE                                  TITLE                                  PAGE NUMBER
-------------------------------------------------------------------------------------------------
 I                                          DEFINITIONS                                         1
-------------------------------------------------------------------------------------------------
 II                                     PATENT LICENSE GRANT                                    4
-------------------------------------------------------------------------------------------------
 III                                          PAYMENTS                                          6
-------------------------------------------------------------------------------------------------
 IV                                        PATENT RIGHTS                                        9
-------------------------------------------------------------------------------------------------
 V                                        CONFIDENTIALITY                                      11
-------------------------------------------------------------------------------------------------
 VI                                          ASSIGNMENT                                        12
-------------------------------------------------------------------------------------------------
 VII                              THIRD PARTY INFRINGEMENT CLAIMS                              12
-------------------------------------------------------------------------------------------------
 VIII                             PATENT ENFORCEMENT & LITIGATION                              13
-------------------------------------------------------------------------------------------------
 IX                         U.S. EXPORT CONTROL AND GOVERNMENT LICENSES                        14
-------------------------------------------------------------------------------------------------
 X                             PRODUCT LIABILITY AND INDEMNIFICATION                           15
-------------------------------------------------------------------------------------------------
 XI                                    WARRANTY & DISCLAIMER,                                  16
-------------------------------------------------------------------------------------------------
 XII                                    TERM AND TERMINATION                                   17
-------------------------------------------------------------------------------------------------
 XIII                                      FORCE MAJEURE                                       18
-------------------------------------------------------------------------------------------------
 XIV                                     DISPUTE RESOLUTION                                    19
-------------------------------------------------------------------------------------------------
 XV                                           NOTICES                                          20
-------------------------------------------------------------------------------------------------
 XVI                                  MISCELLANEOUS PROVISIONS                                 21
-------------------------------------------------------------------------------------------------


        APPENDIX                                TITLE                                        PAGE
-------------------------------------------------------------------------------------------------
 A                                         PATENT RIGHTS                                       A
-------------------------------------------------------------------------------------------------
 A-1                                   DIVERSA PATENT RIGHTS                                  A-1
-------------------------------------------------------------------------------------------------
 A-2                               DIVERSA PATENT RIGHTS [****]                               A-2
-------------------------------------------------------------------------------------------------

                                                ROYALTY BEARING PRODUCTS
--------------------------------------------------------------------------------------------------------------------
 A-3                                            DIVERSA PATENT RIGHT [****]                               A-3
--------------------------------------------------------------------------------------------------------------------
 B                                                  JOINT PATENT RIGHTS                                   B-1
--------------------------------------------------------------------------------------------------------------------
 C                                                   LICENSED PRODUCT                                     C-1
--------------------------------------------------------------------------------------------------------------------
 D                                                ROYALTY BEARING PRODUCT                                 D-1
--------------------------------------------------------------------------------------------------------------------
 E                                        ROYALTY BEARING PRODUCT CLASSIFICATION                          E-1
--------------------------------------------------------------------------------------------------------------------
 F                                                   ROYALTY SCHEDULE                                     F-1
--------------------------------------------------------------------------------------------------------------------
 G                                                   OPTION AGREEMENT                                     G-1
--------------------------------------------------------------------------------------------------------------------

     This LICENSE AGREEMENT (including the Appendices hereto, the "License") is by and between THE DOW CHEMICAL COMPANY, a corporation duly formed and existing under the laws of the State of Delaware, having a place of business at 2030 Dow Center, Midland, Michigan 48674, United States of America ("DOW" or a "Party"), and DIVERSA CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware, having a place of business at 10665 Sorrento Valley Road, San Diego, California 92121, United States of America ("DIVERSA" or a "Party").


                                R E C I T A L S

A. DIVERSA has discovered and developed enzymes and has expertise in the rearrangement of DNA to produce and discover genes utilizing proprietary technologies for the rapid discovery, development and optimization of enzymes.

B. DOW has expertise in the discovery, development and production of chemical compounds.

C. DOW and DIVERSA are concurrently with this License entering into a separate Collaborative Research and Development Agreement ("Agreement") in order to perform research together to discover and optimize the function of new genes, processes and products resulting thereupon that can be used by DOW to produce certain, desired commercial chemical compounds.

D. DIVERSA represents that it has Patent Rights and Know-How that pertain to this License.

E. DOW is desirous of obtaining, and DIVERSA wishes to grant to DOW, a worldwide, exclusive royalty-bearing license to use Patent Rights and Licensed Products in Research Target Processes.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

When used in this License, the following terms shall have the meanings set out below, unless the context requires otherwise. The singular shall be interpreted as including the plural and vice versa, unless the context clearly indicates otherwise.

1.1 "Affiliate" means any corporation, firm, limited liability company, partnership or other entity that directly or indirectly controls or is controlled by or is under common control with a Party to this License. Control for this purpose means ownership, directly or through one or more affiliated entities, of 50 percent (50%) or more of the shares of stock entitled to vote for the election of directors in the case of a corporation, or 50 percent (50%) or more of the equity interests in the case of any other type of legal entity, or any other arrangement whereby a Party controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity.

1.2 "Agreement" means the Collaborative Research Agreement between DOW and DIVERSA, executed concurrently with this License.

1.3 "Areas of Interest" means the development of Improved Enzymes (as defined below) for use in the following [****] specific areas:
     (a)   [****]
     (b)   [****]
     (c)   [****]

1.4 "Confidential Information" means all information, Know-How, scientific, technical, or non-technical data, samples and Materials, business plans, and marketing and sales information disclosed by one Party to the other under this License, and including information disclosed under the Agreement regarding Licensed Products, whether disclosed or provided in oral, written (including but not limited to electronic, facsimile, paper or other means), graphic, photographic or any other form, except to the extent that such information:
           (a) as of the date of disclosure is known to the receiving Party as shown by written documentation, other than by virtue of a prior confidential disclosure from the disclosing Party to the receiving Party;
           (b) as of the date of disclosure is in, or subsequently enters, the public domain through no fault or omission of the receiving Party;
           (c) as of the date of disclosure or thereafter is obtained from a Third Party free from any obligation of confidentiality; or
           (d) as of the date of disclosure or thereafter is developed by the receiving Party independent of the disclosure by the disclosing Party as evidenced by written documentation.

1.5 "Controls" or "Controlled" means, with respect to intellectual property, possession by DIVERSA (other than by virtue of this License) of the ability to grant licenses or sublicenses to DOW without violating the terms of any agreement or other arrangement with any Third Party and to the reasonable, good faith knowledge and belief of DIVERSA, without violating the rights of a Third Party.

                                               *Confidential Treatment Requested

1.6 [****] means a [****] that is not [****] whereupon the [****] shall be [****] on the [****] and [****] of the [****] including a [****] of [****]
     an [****].

1.7 "Effective Date" means the date of last signature of the Parties at the end of this License.

1.8  "Field" means [****]

1.9 "Improved Enzyme" means an enzyme or enzymes, either ex vivo or in vivo, provided to DOW by DIVERSA which is within the claims of Patent Rights or Joint Patent Rights or that incorporates, is derived from, or is identified, discovered, developed or made through the use of Know-How, which is developed in the Areas of Interest under the Agreement.

1.10 "Joint Patent Rights" means patent rights, which are jointly developed or invented by both Parties under the Agreement in accordance with its terms, as shown in Appendix B, which Appendix B-1 may be modified to include joint patent rights obtained during the Research Term under the Agreement, and which rights pertain to a Licensed Product. Joint Patent Rights concern only the scope of the claims that have not been held invalid or unenforceable after all appeals have been exhausted. Claims shall be deemed valid unless held otherwise.

1.11 "Know-How" means all Research Results, as defined and obtained under the Agreement, and all know-how, nonpatented inventions, improvements, discoveries, data, instructions, processes, formulas, sequences, information (including, without limitation, chemical, physical and analytical, safety, manufacturing and quality control data and information), procedures, devices, methods and trade secrets which are conceived, discovered or invented during the term of the Agreement, and which are necessary or appropriate to develop and commercialize Licensed Products. (Know-How does not include inventions within the Patent Rights or Joint Patent Rights.)

1.12 "Licensed Product" means (i) any Improved Enzyme which is used to convert a Research Target (as defined in the Agreement) into a product using a Research Target Process, or (ii) any Improved Enzyme which is based on or incorporates or is identified, discovered, or developed under the Agreement, for which both (i) and (ii) are designated by the RMC, and encompassed

                                               *Confidential Treatment Requested
     within DIVERSA Patent Rights or Joint Patent Rights and listed on Appendix C, which is attached hereto and made a part hereof and which is identical to Appendix G of the Agreement.

1.13 "Material" means the original, tangible materials of any type provided by DOW or DIVERSA to the other Party in order that the recipient can perform its obligations under this License.

1.14 "Net Sales" means the amount invoiced on sales of Royalty Bearing Product by DOW and its Affiliates to a Third Party, less the following deductions to the extent included in the amounts invoiced:
           (a)  [****] and
           (b)  [****] and
           (c)  [****] and
           (d)  [****] and
           (e)  [****]

     Net Sales shall not include sales between or among DOW and its Affiliates.

1.15 "Patent Rights" means patent and patent applications Controlled solely by DIVERSA as shown in Appendix A, including:
     (a) all patents and patent applications which are conceived of under the Agreement, and which are necessary (but for this License DOW would infringe these patents) for DOW to make, use or sell the Royalty Bearing Products; and are listed on Appendix A-1, attached hereto and made a part hereof, which Appendix A-1 may be modified to include Patent Rights obtained during this License;
     (b) the patents and patent applications listed on Appendix A-2, attached hereto and made a part hereof, are patent rights of DIVERSA that [****] and
     (c) any divisions, continuations, continuations-in-part, reissues, reexaminations, extensions or other governmental actions which extend any of the subject matter of the patent applications or patents in


                                               *Confidential Treatment Requested

           (i) or (ii) above, and any substitutions, confirmations, patents-of-addition, registrations or revalidations of any of the foregoing, which Patent Rights are necessary (but for this License DOW would infringe these patents) for DOW to make, use or sell the Royalty Bearing Products, which shall be listed on Appendix A-1 or A-2, respectively;
     (d)   [****]

     in each case, which are Controlled by DIVERSA. All patents and patent applications subject to this definition are listed on Appendix A or will be included on Appendix A as they are developed or obtained under the Agreement and this License. Patent Rights concern only the scope of the claims that have not been held invalid or unenforceable after all appeals have been exhausted. Claims shall be deemed valid unless held otherwise.

1.16 "Royalty Bearing Product" means the material resulting from the application of a Licensed Product or a Licensed Product in a Research Target Process (defined in the Agreement), which shall be classified by its Royalty Bearing Product Classification and listed in Appendix D, attached hereto and made a part hereof. (If DIVERSA manufactures for DOW a Licensed Product using an in vivo Improved Enzyme, it shall be subject to a separate agreement.)

1.17 "Royalty Bearing Product Classification" means the [****] in accord with Appendix E, as attached hereto and made a part hereof. The Royalty Bearing Product [****]

1.18 "Royalty Schedule" means the [****] Royalty Bearing Product, as determined by the [****] read from the [****] on Appendix F, attached hereto and made a part hereof.

1.19 "Territory" means the world.

1.20 "Third Party" means anyone other than DOW or DIVERSA, or their respective Affiliates.

                                               *Confidential Treatment Requested

                                  ARTICLE II

                             PATENT LICENSE GRANT
                             --------------------

2.1 Grant of License to DOW - Subject to the terms and conditions of this License, DIVERSA hereby grants to DOW, and DOW hereby accepts:
     (a) an a exclusive, royalty-bearing, worldwide license, including the right to grant sublicenses pursuant to Section 2.4, under the DIVERSA Patent Rights and Joint Patent Rights to make, have made, import, have imported, use, have used, sell, have sold and otherwise exploit Royalty Bearing Products;
     (b) an exclusive, world-wide license, including the right to grant sublicenses pursuant to Section 2.4, under DIVERSA's enzymes [****] to use enzymes to convert Research Target(s) into products via Research Target Processes (Research Target and Research Target Processes are defined as in the Agreement). The royalty for this grant is obtained by DIVERSA under (a);
     (c)   a non-exclusive, royalty-bearing, world-wide license to [****] and
     (d) a royalty-free license to any Know-How required to exploit the rights granted under (a), (b), and (c), and for DOW or its Affiliates to perform research on any Improved Enzyme.

2.2 Grant of Right to DIVERSA - If DOW desires that any Licensed Product be further modified after DIVERSA supplies it to DOW under the terms of the Agreement, then DOW may request that:
     (a) DIVERSA perform such added modification under the Agreement, if it is still in effect; or
     (b) if the Agreement is no longer in effect, then using good faith, the Parties shall negotiate terms consistent with the intent of obtaining a Licensed Product; or
     (c) if DIVERSA declines to do such modification within thirty (30) days or an agreement is not reached within three (3) months having terms similar to the Agreement and providing for the work to commence within thirty (30) days of the signature date, [****]


                                               *Confidential Treatment Requested

     Notwithstanding the above, [****] if (i) a transfer or sale of substantially all of the business of DIVERSA to which this License relates occurs, whether by merger, sale of stock, sale of assets or otherwise, to a [****] or (ii) bankruptcy, insolvency, dissolution or winding up of DIVERSA (other than dissolution or winding up for the purposes of reconstruction or amalgamation). [****]. DOW would continue to pay DIVERSA for any Royalty Bearing Product under this License.

2.3 Grant of Rights to Use Licensed Products for New Research Targets within the Field after Termination of the Agreement - In the event DOW desires to obtain exclusive or non-exclusive rights to Licensed Products to make, have made, use, sell, offer for sale and import products in new Research Targets within the Field, DIVERSA and DOW agree to negotiate such rights in good faith, subject to any prior obligations DIVERSA has regarding the granting of said rights. If DIVERSA becomes aware of new Research Targets for Licensed Products within the Field, then DIVERSA shall notify DOW of such Licensed Product application, and [****]. If DOW declines to negotiate a license and DIVERSA and a Third Party desire to use a Licensed Product for a new Research Target, DIVERSA and DOW agree to negotiate for DIVERSA to pay DOW royalties on net sales of such Licensed Product in such Research Target consistent with the royalties DOW pays to DIVERSA under this License as indicated in Table 1 of Appendix F attached hereto.

2.4 Sublicensing - The exclusive license granted under Section 2.1(a) to DOW includes the right to sublicense Third Parties, whether or not Affiliates of DOW, including the right to enter into distributor contracts, manufacturing contracts, or other commercial transactions, including but not limited to sublicensing a competitor of DOW. DOW will be responsible for all payments due to DIVERSA as a result of any sublicensee and Affiliate Net Sales in the Field in the Territory. DOW will be responsible for the observance by all sublicensees of all applicable provisions of this License and will use its reasonable good faith efforts to cause all sublicensees to observe the covenants in this License (i.e., regarding confidentiality, maintaining records, reporting Net Sales, and governmental regulations). All sublicenses, other than a label license for DOW Net Sales, shall be in writing. DOW shall notify DIVERSA in writing within thirty (30) days of the grant of any


                                               *Confidential Treatment Requested
     sublicense hereunder. Notwithstanding the foregoing, DOW shall have no right under any circumstances to sublicense any rights to the DIVERSA Patent Rights listed on Appendix A-3, and licensed to DOW hereunder.

2.5 Reservations by DOW - DOW reserves the right to work with Third Parties outside the Areas of Interest, or after the Agreement terminates within the Areas of Interest, or to conduct its own research within the Areas of Interest.

2.6 Ex vivo Improved Enzyme Production - If DOW chooses not to exclusively manufacture a Licensed Product, DIVERSA shall be given a right of first refusal to manufacture such Licensed Product. DIVERSA must submit a bid which is competitive with any other Third Party supplier. Any bid received by DIVERSA shall be held confidential by DOW. If DIVERSA is the lowest cost, most effective producer of the Licensed Product, DOW and DIVERSA shall negotiate in good faith a separate manufacturing agreement for DIVERSA to provide the relevant Licensed Product to or on behalf of DOW. Such agreement may include the development of additional technology for such production. If such an agreement is negotiated, it shall contain at a minimum terms for a worldwide, non-exclusive license for the Know-How and any Patent Rights required (whether under this License in Appendix B-2 or developed separately). This [****].

2.7 Prior Option Agreement - DOW exercised its rights under a prior Option (copy attached for reference as Appendix H) for a license to a precursor for an Improved Enzyme and paid DIVERSA the exercise fee. This License shall also be a grant to the technology and the precursor Improved Enzyme(s) developed under that Option in the same manner for a Licensed Product.



                                  ARTICLE III

                                   PAYMENTS
                                   --------

3.1 Milestone Payment for Option under Section 2.7 - To meet the milestone payment due DIVERSA under the Option in accord with Section 2.7, DOW shall pay DIVERSA Two Hundred Thousand Dollars ($200,000) within thirty (30) days from the Effective Date. This License shall suffice for the exercise of the Option for a license.

                                               *Confidential Treatment Requested

3.2 License Product Nomination - When an Improved Enzyme is identified by the RMC under the Agreement as being adequately developed for commercialization, then DOW must inform DIVERSA in writing within sixty
     (60) days whether such Improved Enzyme shall become a Licensed Product under this License. If DOW desires to designate an Improved Enzyme as a Licensed Product, then it shall be listed on either Appendix C or D under the terms of this License and classified by DOW under the Royalty Bearing Product Classification of Appendix E as to which Royalty Schedule applies in accord with Appendix F. Up to three (3) Improved Enzymes per Royalty Bearing Product can be designated as Licensed Product(s). Within [****] of designation of more than one Improved Enzyme as a Licensed Product, DOW will select [****] Licensed Product for each Royalty Bearing Product, and all other Licensed Product(s) shall revert to Improved Enzyme status. If DOW does not designate an Improved Enzyme as a Licensed Product, then DIVERSA may license such Improved Enzyme to a Third Party for other than any Research Target without further obligation to DOW, unless Section 3.8 applies.

3.3 License Fees - Within thirty (30) days of the identification by the RMC of a Licensed Product in accordance with Section 3.2, DOW shall pay to DIVERSA a license fee of [****] dollars. Only [****].

3.4 Commercialization Fees - Within thirty (30) days of the first commercial sale by DOW of each Royalty Bearing Product from a commercial scale plant, DOW shall pay to DIVERSA [****] dollars. Only [****].

3.5 Royalty Payments - Royalties owed for each Royalty Bearing Product are subject to Section 4.8 and shall vary according to Table 1 in the Royalty Schedule set forth on Appendix F. Upon pilot plant evaluation for each Royalty Bearing Product, DOW will propose to DIVERSA the Royalty Bearing Product Classification and specific royalty from Table 1 in the Royalty
     Schedule in Appendix F. DIVERSA and DOW shall discuss the proposal. The proposal shall be subject to DIVERSA approval, which shall not be unreasonably withheld. In the [****].


                                               *Confidential Treatment Requested

3.6 Method of Payment - All payments due under this License shall be made in with the respective sections of Article III by check or by bank wire transfer in immediately available funds to a bank account designated in writing to DOW by DIVERSA. In the event that the due date of any payment subject to this Article III hereof is a Saturday, Sunday or national holiday, such payment may be paid on the following business day. Any late payments shall bear interest, to the extent permitted by applicable law, at the prime rate (as reported by the Bank of America, San Francisco, California or its successor bank) on the date such payment is due plus two (2%) percent, calculated on the number of days such payment is delinquent. The rights provided in this Section 3.6 shall in no way limit any other remedies available to DIVERSA hereunder.

3.7 Sublicense Payments - Any sublicense agreement for Royalty Bearing Product shall contain royalty provisions that at a minimum provide for the payment of the same running royalty as would similarly be paid to DIVERSA by DOW in accord with Section 3.5. DOW will be responsible for any auditing for performance for similar terms and conditions by a sublicensee.

3.8  [****].

3.9  [****].

3.10 Exchange Rate and Payment - Royalty payments shall be paid to DIVERSA in US dollars in funds to be deposited in a US account as instructed in writing by DIVERSA in accordance with Section 3.6. If DOW receives payment on Royalty Bearing Products in currency other than US dollars, such payments shall be converted to US dollars on the last day of the calendar quarter using an exchange rate established by a leading New York bank, such as CitiBank, and published in The Wall Street Journal, but are not due for sixty (60) days from the last day of each calendar quarter for each Royalty Bearing Product.


                                               *Confidential Treatment Requested

     If DOW receives payment in a form other than a currency, it shall be estimated at its fair market value and converted to U.S. dollars.

3.11 Quarterly Royalty Reports and Payments - Within sixty (60) days after the close of each calendar quarter, DOW shall submit a report on the Net Sales on Royalty Bearing Product for the Territory in sufficient detail to enable a calculation of the royalty due in accord with Article III and payment of the royalty (if any) due. The quarterly reports will also specify the calculations based on Sections 3.7 and 3.10, Royalty Bearing Product Classifications made, the royalty rate from Table 1 of the Royalty Schedule in Appendix F for a given Royalty Bearing Product, and identification of any Licensed Products that are returned as Improved Enzymes.

3.12 Books of Account - DOW shall maintain true and complete books of account containing an accurate record of all data necessary for the proper computation of royalty payments due from it or on behalf of any Affiliate. Such records shall be maintained for at least five (5) years after the date of the pertinent royalty payment.

3.13 Audit Right - DIVERSA shall have the right through a firm of independent public accountants to whom DOW has no reasonable objection, to examine the books of account of DOW at reasonable times within three (3) years after the end of the calendar year to which they relate (but not more than once in each calendar year) for the purpose of verifying the correctness of any report concerning payment of royalties under Article III. Such examination shall be made during normal business hours at the place of business of DOW. The information provided as a result of any such examination shall be maintained in confidence on the terms specified in Article V. The fees and expenses of such an audit shall be borne by DIVERSA, unless such audit discloses an underpayment of more than five percent (5%) of the amount due under this License. In such case, DOW shall bear the full cost of such audit. If any such audit shows any underpayment or overcharge, a correcting payment or credit against future royalties shall be made. Any payment required from DOW to DIVERSA from such audit shall be made within thirty
     (30) days of DIVERSA's receipt of the auditors' statement. DOW shall be subject to a penalty as if the payment were deemed late in accord with
     Section 3.6.

3.14 Withholding Tax Payments - If any taxes for DIVERSA's account, withholding or otherwise, are levied by any taxing authority in the Territory in connection with the receipt by DIVERSA of any amounts payable under Article III of this License according to any tax treaty or agreement between the United States and any country in the Territory, then DOW shall have the right to pay such taxes to the local tax authorities and the payment to DIVERSA shall be the net amount due after reduction by the amount of such taxes, together with
           (a) evidence of payment of such taxes and a translation thereof into English,
           (b)   indication of the amount of such tax paid, and
           (c) indication of the country in the TERRITORY and the authority to whom it was paid, and
           (d) other information required for DOW to comply with DOW's royalty reporting obligations under this License.




                                  ARTICLE IV

                                 PATENT RIGHTS
                                 -------------

4.1 DIVERSA to Maintain Patent Rights - DIVERSA shall have the obligation and be responsible at its own cost and expense for prosecuting the patent applications in Patent Rights for maintaining and extending those Patent Rights for the term of this License. DIVERSA shall use good faith efforts to prosecute, issue and maintain all Patent Rights.

     DIVERSA shall supply DOW with a copy of all Patent Rights applications, their published texts, and issued patents. Where available a translation into English shall be provided.

4.2   Joint Patent Rights -
      In those instances where joint inventors (as defined by 35 U.S.C. et seq.) between DOW (or its Affiliate) and DIVERSA (or its Affiliate) result in a patentable invention, then DOW and DIVERSA shall mutually determine, using their good faith efforts:
           (a)   whether DOW or DIVERSA shall file a patent application;

           (b) whether the patent application has joint ownership and joint claim structure; and

           (c) which Party should prosecute the patent application and pay the annuities.

     Thus DOW shall have joint ownership rights to such Joint Patent Rights in accord with Article II. If either Party desires exclusive rights to Joint Patent Rights, then such Party must notify the other and both Parties shall negotiate in good faith. Should such joint inventorship arise, then the Parties shall discuss in good faith how the costs are shared, which Party should file the Joint Patent Rights, where the Joint Patent Rights should be filed, and, if term extension or restoration is available, who should extend the patent. DIVERSA shall use its reasonable good faith efforts to obtain the Joint Patent Rights and secure the broadest scope reasonably possible in view of the commercial intent of DOW.

     Each Party shall supply the other Party with a copy of all joint patent applications, their published texts, and issued patents included in the Joint Patent Rights under its control and their official actions and shall advise the other Party on the content of any responses. Where available a translation into English shall be provided.

4.3 Notice of Patent Lapse of Patent Rights and Joint Patent Rights -DIVERSA shall promptly advise DOW of the grant, lapse, nullification, revocation, surrender, or invalidation of any of the Patent Rights and Joint Patent Rights under its control at least in advance of any abandonment to enable DOW to assume that prosecution, at DOW's expense, should DOW not agree to such abandonment. If under these facts, DOW succeeds in issuing the Patent, then patent costs shall be credited against royalty payments. DOW shall promptly advise DIVERSA of the grant, lapse, nullification, revocation, surrender, or invalidation of any of the Joint Patent Rights under its control at least in advance of any abandonment to enable DIVERSA to assume that prosecution, at DIVERSA's expense, should DIVERSA not agree to such abandonment.

4.4 Validity, Non-Infringement - DIVERSA does not warrant that the manufacture, use and sale of Licensed Products do not fall within the scope of Third Party patents or the industrial property rights of a Third Party. However, to the best of DIVERSA's knowledge, information and belief, that as of the Royalty Bearing Product Classification, the [****] for the [****] does not fall within the scope of Third Party patents which are not owned or licensed by DIVERSA.

4.5  Disclaimer of Warranties as to Patent Rights - Other than as stated in
     Section 4.4, DIVERSA makes no representation that the inventions covered in any Patent Rights are patentable or that the Patent Rights are or will be valid or enforceable, nor does DIVERSA warrant or represent that the exercise of the rights licensed hereunder is free of infringement of patent rights of Third Parties.

4.6 Hold Harmless - [****] agrees to hold [****] harmless for patent infringement under [****]


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                                       13
     which may be [****] under this License so long as this License is in effect and is not terminated.

4.7 Cooperation - DIVERSA and DOW shall use good faith efforts to cooperate with respect to any issues that concern the development of the Licensed Product under this License. DOW is aware that competition in the Territory is likely if no Patent Rights or Joint Patent Rights exist or are obtained, and DOW accepts this License with that knowledge. DIVERSA shall promptly inform DOW of any references of which DIVERSA becomes aware which might significantly impact the scope of the Patent Rights or Joint Patent Rights or dominate Patent Rights or Joint Patent Rights.

4.8 Patent Rights Issues - DOW [****] owes DIVERSA under Article III for Royalty Bearing Products made using Licensed Products [****] DIVERSA agrees that it [****]


4.9 Country list for Global Filing Issues - DIVERSA shall file all Patent Rights at least in the US and PCT [****]

4.10 DOW technology and patents - DOW may develop and patent technology in the Field or Areas of Interest during this License. DOW does not need to pay any royalty to DIVERSA on such technology or patents unless it is dominated by any DIVERSA patents. [****]



                                   ARTICLE V

                                CONFIDENTIALITY
                                ---------------

5.1 Efforts - Each Party shall use good faith efforts to retain in confidence and not disclose to any Third Party each other's Confidential Information


                                               *Confidential Treatment Requested
     disclosed pursuant to the terms of this License. Such "good faith efforts" shall mean the same degree of care, but no less than a reasonable degree of care, as the receiving Party uses to protect its own Confidential Information of a like nature. All Confidential Information initially received in a non-written form shall be reduced to writing within thirty
     (30) days by the disclosing Party and such writing provided to the receiving Party. The receiving Party shall not be obligated if such writing is not received timely. DOW shall continue to use the same good faith efforts with respect to the DIVERSA Confidential Information already in its possession under the Agreement. Each Party may use Confidential Information of the other Party only to the extent required to accomplish the purposes of this License.

5.2 Notwithstanding the provisions of Section 5.1, if the receiving Party becomes legally compelled to disclose any of the disclosing Party's Confidential Information, the receiving Party shall promptly advise the disclosing Party of such required disclosure in order that the disclosing Party may seek a protective order confidential treatment or such other remedy as the disclosing Party may consider appropriate in the circumstances. The receiving Party shall disclose only that portion of the Confidential Information which it is legally required to disclose. Such a disclosure shall not release the receiving Party with respect to the Confidential Information so disclosed except to the extent of permitting the required disclosure.

5.3 Disclosure to Affiliates, Contractors - DOW may disclose Confidential Information to its Affiliates, sublicensees, consultants, contractors (parties under contract with DOW for the custom manufacturing or shipping of Royalty Bearing Product or obtention of registration in the Territory), as may be necessary to exercise the rights granted hereunder and to register and prepare for commercialization of Royalty Bearing Product, and to commercialize Royalty Bearing Product under this License, under conditions of confidentiality at least as stringent as those set out in
     Article V.

5.4 Survival of Confidentiality - Termination of this License for any reason shall not relieve the Parties of their obligations under Article V. The provisions of Article V shall survive termination of this License for ten
     (10) years.

                                  ARTICLE VI

                                  ASSIGNMENT
                                  ----------

6.1 DOW - DOW shall have the right to assign its rights in this License (or any part hereof) to an Affiliate: provided, however, that DOW shall continue to be responsible for the obligations of any such Affiliate. DOW may assign its rights hereunder in connection with the transfer or sale of all or substantially all of the business of DOW to which this License relates, whether by merger, sale of stock, sale of assets or otherwise.


6.2 DIVERSA - DIVERSA shall have the right to assign its rights in this License (or any part hereof) to an Affiliate: provided, however, that DIVERSA shall continue to be responsible, using its reasonable best efforts, for the obligations of any such Affiliate, including honoring the terms of this License. DIVERSA may assign its rights hereunder in connection with the transfer or sale of all or substantially all of the business of DIVERSA to which this License relates, whether by merger, sale of stock, sale of assets or otherwise.



                                  ARTICLE VII

                        THIRD PARTY INFRINGEMENT CLAIMS
                        -------------------------------

7.1 Defense of Third Party Patent Claims - If a claim is brought by a Third Party that the manufacture, use or the sale of a Royalty Bearing Product in the Territory (regardless of use) infringes a patent of such Third Party, DOW will give prompt written notice to DIVERSA of such claim if it concerns Patent Rights or Joint Patent Rights. The Parties shall confer in accord with Section 7.2.


7.2 Mutual Decisions - From the Effective Date and using their good faith efforts, DIVERSA and DOW shall discuss any claim or suit brought by a Third Party for patent infringement and mutually evaluate whether that Third Party's patent is infringed by the manufacture, use or sale of Royalty Bearing Product by DOW or its Affiliates in the Territory. Specifically, DIVERSA and DOW shall mutually try to agree on:

           (a) the strategy for such suit or claim, e.g. whether to negotiate a settlement, sue or withdraw selling Royalty Bearing Product from the country in the Territory in which infringement is claimed;

           (b) the basis to be determined for sharing the costs of litigation, damages awarded, and royalty to be paid to the Third Party. [****].

           (c) which Party should conduct the defense or if both DIVERSA and DOW should jointly defend; and the consequences of such decisions, such as amendment to this License with regard to royalties due to DIVERSA.

7.3 Third Party License - The Parties shall use their good faith efforts (either individually or together) to [****]. As of the Royalty Bearing Product Classification, DIVERSA is not aware of the need for any such Third Party license.



                                 ARTICLE VIII

                        PATENT ENFORCEMENT & LITIGATION
                        -------------------------------

8.1  Prosecution by DIVERSA -

     8.1.1 DIVERSA, at its sole discretion, may take action on its own behalf and expense to institute any action or proceeding by reason of infringement of any of the Patent Rights related to a Royalty Bearing Product. If either Party learns of any infringement of Patent Rights by a Third Party, it shall promptly notify the other Party. DIVERSA shall have the first right, at its own expense, to prosecute all litigation against a Third Party infringer. DOW shall provide all reasonable cooperation, including any necessary use of its name required to prosecute such litigation. DOW shall be consulted concerning the litigation. DIVERSA gets to [****].

     8.1.2 If the possible infringement concerns a Licensed Product for the Research Target that is [****] then DIVERSA shall [****] and removal from the market place of all infringing


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                                      17

            Third Party products. DIVERSA will bear the costs and shall be entitled to any recovery obtained from such litigation, settlement or compromise thereof. If DIVERSA elects not to take action for such infringement, then DOW may do so at DOW's expense and shall be entitled to any recovery obtained from such litigation, settlement or comprise thereof and DOW retains all damages received.

     8.1.3 If the infringement of the Licensed Product is in areas that are [****] then DIVERSA shall [****]

     8.1.4 If a Patent Right is finally declared invalid or unenforceable in a judicial or administrative proceeding from which no appeal is or can be taken, then from and after that date with respect to that Patent Right in that country of the Territory, [****] If no other Patent Right is providing protection in that country of the Territory, then [****]

8.2 Neither Party Defends - If neither DIVERSA nor DOW will defend the Patent Rights in a particular country in the Territory, then for that Patent Rights in that country the royalty under Article III is [****] upon that decision.

8.3 Joint Patent Rights Suits - If the litigation concerns Joint Patent Rights, then both DIVERSA and DOW shall mutually work together and divide equally any recovery, but each shall pay their own costs.

8.4 Settlement - Any settlement of an infringement suit, whether brought by DOW or by DIVERSA, shall be subject to the consent of both Parties, which consent shall not be unreasonably withheld.

8.5 Cooperation - Each Party shall cooperate with the other Party to the extent reasonably requested in any legal action:
     (i)    brought by a Third Party against one Party; or
     (ii)   brought by a Third Party against both Parties; or
     (iii) taken against a Third Party by either Party regarding Patent Rights or Joint Patent Rights in the Field in the Territory, and each Party shall have the right to participate in any defense, compromise or settlement to the extent that, in its judgment, it may be prejudiced thereby.


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                                       18

     In addition, DOW shall not settle any claim or suit in any manner that shall adversely affect any Patent Rights or Joint Patent Rights, require any payment by DIVERSA or reduce the royalty due to DIVERSA hereunder without the prior written consent of DIVERSA.


                                  ARTICLE IX

                   EXPORT CONTROL AND GOVERNMENT REGULATIONS
                   -----------------------------------------


9.1 Compliance by DIVERSA - DIVERSA agrees to comply with all governmental regulations for shipping Improved Enzyme, whether in vivo or in vitro, to DOW or any regulation for safety of the culture.

9.2 Compliance by DOW - DOW agrees to comply with all necessary United States, European and other country's governmental regulations in the Territory with respect to export of Know-How and any Royalty Bearing Product. DOW agrees to not export or re-export any Know-How or Royalty Bearing Product received from DIVERSA or the direct products of such technology to any prohibited country listed in the U.S. Export Administration Regulations (15 C.F.R.
     (S)700 et seq.) unless properly authorized by the U.S. Government.


9.3 Clearances - DOW agrees to obtain all necessary clearances from any government in the Territory for export or re-export with respect to the Know-How or Royalty Bearing Product.


                                   ARTICLE X

                     PRODUCT LIABILITY AND INDEMNIFICATION
                     -------------------------------------


10.1 Indemnity by DIVERSA - DIVERSA shall indemnify and hold DOW, its agents, directors, officers, employees and Affiliates harmless from and against any and all liabilities, claims, demands, damages, costs, expenses or money judgments (including reasonable attorneys' fees and expenses) incurred by or rendered against any of them for personal injury, sickness, disease or death or property damage which directly arise out of:
     (a)   the intentional misconduct or negligence of DIVERSA; or

     (b) the breach by DIVERSA of its representations, warranties or agreements given in this License; or
     (c) any activity carried out with Licensed Product by DIVERSA other than through DOW and its Affiliates under this License or other written agreements between the Parties;
     provided, however, that DOW shall give DIVERSA notice in writing as soon as practicable of any such claim or lawsuit and shall permit DIVERSA to undertake the defense thereof (including the right to settle the claim solely for monetary consideration)at DIVERSA's expense. However,
           (i) DOW will cooperate in such defense by providing access to witnesses and evidence available to it. DOW shall have the right to participate in any defense to the extent that in its judgment, DOW may be prejudiced thereby; and
           (ii) in any claim or suit in which DOW seeks indemnification by DIVERSA, DOW shall not settle, offer to settle or admit liability or damages in any such claim or suit without the prior written consent of DIVERSA.


10.2 Indemnity by DOW - DOW shall defend, indemnify and hold DIVERSA and its Affiliates, and their respective agents, directors, officers, and employees harmless from and against any and all losses, liabilities, claims, demands, damages, costs, expenses or money judgments (including reasonable attorneys' fees and expenses) incurred by or rendered against any of them for personal injury, sickness, disease or death or property damage which arise out of
     (i) the [****] of Royalty Bearing Product by DOW or its Affiliates, except for those instances provided in Section 10.1 for which DIVERSA is obligated to indemnify DOW; or
     (ii) the breach by DOW of any of its representations, warranties or covenants contained in this License or any agreement contemplated by the terms of this License; or
     (iii) the intentional misconduct or gross negligence of DOW;

     provided, however, that DIVERSA shall give DOW notice in writing in accord with Article XV as soon as practicable of any such claim or lawsuit and shall permit DOW to undertake the defense thereof at DOW's expense. However,
     (i) DIVERSA will cooperate in such defense by providing access to witnesses and evidence available to it. DIVERSA shall have the right to participate in any defense to the extent that in its judgment, DIVERSA may be prejudiced thereby; and
     (ii) In any claim or suit in which DIVERSA seeks indemnification by DOW, DIVERSA shall not settle, offer to settle or admit liability or damages in any such claim or suit without the prior written consent of DOW.

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

                                  ARTICLE XI

                            WARRANTY AND DISCLAIMER
                            -----------------------


11.1 Belief of Accuracy - DIVERSA represents that the [****] and any [****] transferred or provided to DOW hereunder are believed to be accurate and complete as of their then current status at DIVERSA at the date when the Licensed Product is added to Appendix C or D or as of the Effective Date and that DIVERSA's interpretations and conclusions drawn therefrom were made in good faith and in the exercise of DIVERSA's scientific judgment as of the dates of the documents contained therein, and that to the best of DIVERSA's knowledge, data subject to regulations is in compliance with such regulations.

11.2 Reliance - DOW represents that it will be solely relying on its own evaluation of the Licensed Product and the other Confidential Information transferred or provided to it hereunder and on its scientific expertise in using the same in its development and commercialization of Royalty Bearing Product.

11.3 Mutual Representations - DIVERSA and DOW each represents and warrants as follows:

     11.3.1 Organization - It is a corporation duly organized, validly existing and is in good standing under the laws of the jurisdiction of its incorporation, is qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the performance of its obligations hereunder requires such qualification and has all requisite power and authority, corporate or otherwise, to conduct its business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this License.

     11.3.2 Authorization - The execution, delivery and performance by it of this License have been duly authorized by all necessary corporate action and do not and will not: (a) require any consent or approval of its stockholders or (b) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or any provision of its charter documents.

     11.3.3 Binding Agreement - This Agreement is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms and conditions.

                                               *Confidential Treatment Requested

     11.3.4 Warranty Disclaimer - EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS License, NEITHER Party MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY Confidential Information, Patent Rights, Know-How, Improved Enzymes, Licensed Products, OR OTHER TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS License AND HEREBY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR VALIDITY OF TECHNOLOGY OR PATENT CLAIMS, ISSUED OR PENDING, WITH RESPECT TO ANY AND ALL OF THE FOREGOING.

     11.3.5 Limited Liability - EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER DIVERSA NOR DOW WILL BE LIABLE TO THE OTHER PARTY WITH RESPECT TO ANY SUBJECT MATTER OF THIS License UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (i) ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS OR (ii) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES.


                                  ARTICLE XII

                              TERM AND TERMINATION
                              --------------------


12.1 Term - Unless terminated under the provisions of this Article XII, this License shall continue in full force and effect until the expiration of the last to expire Patent Rights and Joint Patent Rights listed on Appendices A and B, subject to the survivorship clause Section 12.7.

12.2 [****]

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                                       22

12.3  Termination by DOW - DOW may surrender and terminate this License on three
      (3) months written notice to DIVERSA, either for specific Royalty Bearing Products or this License as a whole. DOW will disclose to DIVERSA its reasons for any such termination. It is understood that upon evaluation for commercialization some Royalty Bearing Products may be re-designated as Licensed Products and also that some Licensed Products may be re-designated as Improved Enzymes.

12.4 Termination by DIVERSA - DIVERSA shall have the further right to terminate this License immediately, but separately on each Royalty Bearing Product, on written notice to DOW if:
      (a) DOW shall cease to carry on business or a receiver shall be appointed to DOW's assets; or
      (b) DOW fails to meet any of its payments in accord with Article III; however, DOW shall be entitled to a period of sixty (60) days from the delivery of a notice of failure to pay in which to remedy or to undertake to remedy the same; or
      (c) DOW breaches any material provision (e.g., Sections 2.2 and 2.4) of this License and has not cured such breach within thirty (30) days after written notice thereof by DIVERSA.

12.5 On Termination - DOW shall, upon termination of this License by DIVERSA under Section 12.4, termination by DOW under Section 12.3, or termination by either Party under Section 12.8:
      (a) pay to DIVERSA all payments and royalties due or accrued at the termination date within thirty (30) days after termination; and
      (b) make no further use of any kind of any and all Know-How and Confidential Information of DIVERSA disclosed hereunder by DIVERSA, except to the extent such information has become public knowledge other than through fault of DOW, and make no further use of the surviving Patent Rights.

12.6  Effect of Termination.
      (a) Upon termination of this License, all rights to the DIVERSA Intellectual Property as defined in the Agreement shall revert to DIVERSA; and
       (b) Within thirty (30) days following the termination of this License, but separately on each Royalty Bearing Product, each party shall return to the other Party, or destroy, upon the written request of the other Party, any and all Confidential Information of the other Party in its possession; and
      (c) Expiration or termination of this License shall not relieve the Parties of any obligation accruing prior to such expiration or termination.

12.7 Survival of [****] - On termination of this License: the obligations of confidentiality set forth in Article V shall survive for the time stated therein; Export Control compliance set forth in Article IX shall survive; and the indemnification obligations set forth in Article X and third party infringement claims set forth in Article VII shall also survive as to all claims or actions arising from events which occurred before termination.
      Article XIV shall survive termination of this License so long as any disputes arising prior to such termination exist.

12.8 Bankruptcy - If either Party (the "Insolvent Party") files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a voluntary petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within 60 days of the filing thereof, then the other Party may, at its sole election upon notice to the Insolvent Party, terminate this License by written notice under Section 15.1.

      All rights and licenses granted under or pursuant to this License shall be deemed to be, for purposes of Section 365(n) of the US Bankruptcy Code, licenses or rights to "intellectual property" as defined under Section 101(52) of the US Bankruptcy Code. The Parties agree that each Party, as a licensee of such rights under this License, shall retain and may fully exercise all of its rights and elections under the US Bankruptcy Code, subject to performance by the licensee of its preexisting obligations under this License.


                                  ARTICLE XIII

                                 FORCE MAJEURE
                                 -------------

13.1 Event of Force Majeure - In the event that performance under this License, or any obligation hereunder, is hindered, delayed or prevented by reason of acts of God, strikes, lockouts, labor troubles, intervention of any governmental authority, fire, riots, insurrections, invasions, war or other reason of similar nature beyond the reasonable control of the Party and are without its fault or negligence, then performance of that act shall be excused for the period of the delay and the period for the performance of that act shall be extended for an equivalent period.

13.2 Notification. Upon occurrence of an event of force majeure, the affected Party shall promptly notify the other Party in writing, setting forth the nature of the occurrence, its expected duration and how that Party's performance is affected.

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                                       24

      The affected Party shall resume the performance of its obligations as soon as practicable after the force majeure event ceases.


                                  ARTICLE XIV

                               DISPUTE RESOLUTION
                               ------------------


14.1 Choice of Law - This License shall be governed by the laws of the State of Delaware, excepting its conflict of laws principles, in all respects of validity, construction and performance, except that all questions concerning the construction, validity, coverage or infringement of Patent Rights or Joint Patent Rights shall be decided in accordance with the patent law of the country where the patent was granted.

14.2 Disputes - Both Parties shall make good faith efforts to resolve any questions concerning construction and performance under this License, excluding Patent Rights and antitrust issues, by:

      14.2.1 Notice, contact and negotiation, all proceedings and documents in English, between the Parties listed under Article 15.1 within one hundred twenty (120) days from the date of the notice by negotiation either by telephone or by meeting in Denver, CO; and

      14.2.2 If unsuccessful under Article 14.2.1, then senior executive management with settlement authority and counsel of DOW and DIVERSA shall meet at a mutually agreeable location within sixty
              (60) days from a date of notice that Article 14.2.1 failed to resolve the issues. Counsel shall present the legal and factual arguments to such executives in English, with supporting evidence if necessary, and resolution by these executives is expected within ten (10) days, which may be reduced to writing in English as an amendment to this License; and

      14.2.3  If such executives have not met or resolved the issues under
              Article 14.2.2, then within seventy five (75) days from the date of the notice under Article 14.2.1, the Parties shall submit the issues to mediation in Chicago, IL, in English, in accordance with the Rules of the American Arbitration Association ("AAA"), which may be modified by the Parties, and judgment shall not be binding. The Parties agree that the following procedures shall be adhered to even though they may, in part, not be in full conformance with said Rules:

              (a) Three Mediators shall be selected from a list of at least 20 arbitrators selected by the AAA composed of counsel with chemistry, molecular biology or pharmaceutical expertise who are practicing or retired partners in law firms or in-house corporate counsel not affiliated with the Parties with at least 15 years of experience in law and knowledge of the pertinent laws of any country relevant to the dispute. The mediation proceedings and reports shall be in English. The time from the beginning of submission for mediation and conclusion of any oral or written proceedings shall not exceed six (6) months; and
      (b) Limited discovery to only that which each Party has a substantial, demonstrable need, and shall be conducted in the most expeditious and cost-effective manner. The Mediators shall resolve any issues with regard to the discovery. Decision by the Mediators shall be given in writing within thirty (30) days from the end of oral proceedings; and
      (c) The decision by the Mediators is binding, but should either Party then need to have a Court of competent jurisdiction for the Parties enforce the decision, either Party may introduce into court the decision reached by Mediation with its supporting evidence.


                                  ARTICLE XV

                                    NOTICES
                                    -------



15.1 Official -Any notice, request or communication specifically provided for or permitted to be given under this License must be in writing and may be delivered by hand delivery, overnight courier service, or electronic transmission such as facsimile, and shall be deemed effective as of the time of actual delivery thereof to the addressee. For purposes of notice the addresses of the Parties shall be as follows:

      If to DIVERSA:

                Diversa Corporation
                10665 Sorrento Valley Road
                San Diego, California  92121

                        Attention:  Jay M. Short, PhD
                                    Chief Executive Officer

                                Telephone:  619-623-5135
                                Facsimile:  619-623-5180


      With a copy to:

           Diversa Corporation
           10665 Sorrento Valley Road
           San Diego, California  92121

                 Attention:     Carolyn Erickson
                                Director, Intellectual Property
                                Telephone:  619-623-5104
                                Facsimile:  619-453-9133

      If to DOW:

           The Dow Chemical Company
           Patent Department
           1790 Building, Washington Street
           Midland, Michigan  48674

                 Attention:     Karen L. Kimble
                                Senior Counsel

                                [****]


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                                       27

15.2 Development Issues - For purposes of commercial development reporting, the addresses of the Parties shall be as follows:


      If to DIVERSA:

              Diversa Corporation
              10665 Sorrento Valley Road
              San Diego, California  92121

                   Attention:  Jay M. Short, PhD
                               Chief Executive Officer

                               Telephone:  619-623-5135
                               Facsimile:  619-623-5180


      If to DOW:

              The Dow Chemical Company
              1707 Building, Washington Street
              Midland, Michigan 48674

                   Attention:  William Dowd
                               Biomaterials Platform Director

                               [****]

                                  ARTICLE XVI

                           MISCELLANEOUS PROVISIONS
                           ------------------------


16.1 Amendments - This License may be amended only in writing executed by both Parties.

16.2 Entirety of Agreement - This License together with the Agreement sets forth the entire agreement and understanding between the Parties hereto with respect to the commercialization of Royalty Bearing Products in the Territory.

16.3 Severability - If any term or provision under this License is deemed invalid under the laws of a particular country or jurisdiction, the invalidity shall not invalidate


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                                       28
      the whole License but it shall be construed as if not containing that particular term or provision and the rights and obligations of the Parties shall be construed and enforced accordingly. The Parties shall negotiate in good faith a substitute provision in compliance with the law to as nearly as possible retain the Parties intent in legally valid language.

16.4 Waivers, Cumulative Remedies - A waiver by either Party of any term or condition of this License in any one instance shall not be deemed construed to be a waiver of such term or condition for any similar instance in the future or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this License shall be cumulative and none of them shall be a limitation of any other remedy, right, undertaking, obligation or agreement of either Party.

16.5 Headings - Headings in this License are included herein for ease of reference and shall not affect the meaning of the provisions of this License, nor shall they have any other legal effect.

16.6 Other Documents - Each Party agrees to execute such additional papers or documents in customary legal form and to make such governmental filings or applications as may be necessary or desirable to effect the purposes of this License and carry out its provisions.

16.7 Publicity - Neither DOW nor DIVERSA shall make the financial terms of this License public, except as required by law or by mutual consent. Either Party may make such disclosure of the existence of this License to its attorneys, advisors, investors, prospective investors, leaders and other financing sources, under circumstances that reasonably ensure confidentiality. In the event that a filing of a copy of this License with the US Securities and Exchange Commission is required, then DIVERSA shall seek confidential treatment of information considered confidential by DOW and shall redact the financial and as much other information as possible.

      Any press release or publicity of this License shall be reviewed and approved by both Parties prior to any release. It is expected that a Q&A outline for use in responding to inquires about this License shall be prepared and used by both Parties. Thereafter both Parties may disclose the information contained in such press release and Q&A outline without the need for further approval. In no event shall the financial terms of this License be publicly disclosed, except as note in the first paragraph of Section 16.7.

      In addition, DIVERSA may make public statements regarding the Licensed Products by announcing in general terms that DOW has exercised its license to them.

16.8 Interpretation - DOW and DIVERSA acknowledge and agree that: (i) each Party and its counsel reviewed and negotiated the terms and provisions of this License and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this License; and (iii) the terms and provisions of the License shall be construed fairly as to all Parties hereto and not in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this License.

16.9 Counterparts - This License may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original.

16.10 No Agency or Partnership - Nothing contained in this License shall give either Party the right to bind the other Party, or be deemed to constitute either Party as an agent for the other Party or as a partner with the other Party or any Third Party.

IN WITNESS WHEREOF, the Parties have caused this License to be executed in duplicate originals as of the last signature date below, by their duly authorized representatives. This License is intended to be signed concurrently with the Agreement and shall not be effective until the Agreement has also been executed by both Parties. Such License may be subject to management and/or Board approval by each Party. Upon signature such Board approval is indicated to have been obtained.


DIVERSA CORPORATION                          THE DOW CHEMICAL COMPANY


By ________________________                  By_________________________________

Name   Jay M. Short, PhD                     Name  Fernand Kaufmann

Title  Chief Executive Officer                      Title  Vice President
                                                    New Businesses and
                                                    Strategic Development

Date__________________________               Date______________________________

                                  Appendix A-3
                                  ------------

                    Diversa Patent Rights [****]

                                    [****]



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                                   Appendix E

                     Royalty Bearing Product Classification



Product Classifications:

The Royalty Bearing Product shall be classified according to the following definitions:

       .  [****]

       .  [****]

       .  [****]



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                                   Appendix F
                                   ----------

Royalty Schedule

[****]

[****]

[****]

[****]

[****]

[****]


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[****]

[****]

[****]

[****]

                               OPTION AGREEMENT

THIS option agreement (hereinafter "OPTION") is made between THE DOW CHEMICAL COMPANY (hereinafter "DOW" or a "Party"), a corporation duly formed and existing under the laws of the State of Delaware, having a place of business at 2030 Dow Center, Midland, Michigan 48674, United States of America, and Recombinant BioCatalysis Inc. (hereinafter "RBI" or a "Party"), a corporation duly formed and existing under the laws of Delaware, having a place of business at 10665 Sorrento Valley Road, San Diego, CA 92121;

WITNESSETH:

WHEREAS, DOW possess an enzyme for use in a recycle process or with a reaction coproduct produced by DOW; and

WHEREAS, DOW has proprietary rights in this enzyme and desires that the enzyme be improved; and

WHEREAS, RBI desires to undertake the further evaluation of this enzyme under the terms of this OPTION and, if RBI is able to improve on this enzyme, RBI is willing to grant DOW an exclusive or non-exclusive license to such improvements;

WHEREAS, DOW desires to obtain an exclusive or non-exclusive, global license to this improved enzyme; and

WHEREAS, RBI desires to supply DOW with such improved enzyme.

NOW, THEREFORE, DOW and RBI, in consideration of the mutual covenants contained herein, agree as follows:

ARTICLE 1 - DEFINITIONS

When used in this OPTION, the following terms shall have the meanings set out below, unless the context requires otherwise. The singular shall be interpreted as including the plural and vice versa, unless the context clearly indicates otherwise.

1.1 "AFFILIATE" means a corporation or any other entity that at any time during the term of this OPTION directly or indirectly through one or more intermediaries is CONTROLLED by the designated Party, but only for so long as the relationship exists. A corporation or other entity shall no longer be an AFFILIATE when through loss, divestment, dilution or other reduction of a Party's ownership, the Party loses CONTROL of such corporation or other entity.

1.2 "CANDIDATE ENZYMES" means those ENZYMES which meet the criteria of exhibiting initial hydrolysis rates (Vmax) significantly higher than the wild type (wt) recombinant ENZYME [*****].

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     [****]

1.3 "CDA" means a Confidential Disclosure Agreement between the Parties effective August 27, 1996, a copy attached hereto as Appendix E.

1.4 "CONFIDENTIAL INFORMATION" means any proprietary information of a Party that is submitted to the other Party hereunder, including, but not limited to PATENTS, JOINT PATENTS, ENZYME, sample of ENZYME, TECHNOLOGY, the FIELD, financial terms of this OPTION, business information of RBI or DOW and business development plans for an ENZYME.

1.5 "CONTROL" or "CONTROLLED" shall mean, in the case of a corporation, ownership or control, directly or indirectly, of more than fifty percent (50%) of the shares of stock entitled to vote for the election of directors and, in the case of an entity other than a corporation, ownership or control, directly or indirectly, of more than 50% of the assets or the ability in the case of either a corporate or non-corporate entity to direct the management and affairs of such entity.

1.6  "EFFECTIVE DATE" means June 30,1997.

1.7 "ENZYME" means any enzyme supplied by DOW to RBI for use under this OPTION in the FIELD, including TECHNOLOGY such as its amino acid or DNA sequence, or expression system; and any improvements to such enzyme (e.g., where the productivity of the enzyme is increased and/or where the product inhibition is lowered) when done by RBI.

1.8 "EVOLVED ENZYMES" means those ENZYMES which meet the criteria of exhibiting initial hydrolysis rates at least 6-fold that of the wild type (wt) recombinant ENZYME for a multiply halogenated organic molecule in aqueous buffer in the presence of the product as an inhibitor. Kinetically, an EVOLVED ENZYME is characterized as having a Vmax (at 100 mM of product) >
                                                                             -
     6.0 times Vmax (recombinant ENZYME at 0 mM of product).

1.9 "FIELD" means the use of ENZYME in a recycle process or with a reaction coproduct produced by DOW where the ENZYME [*****].

1.10 "IMPROVED ENZYMES" means those ENZYMES which meet the criteria of [*****].

1.11 "LETTER OF INTENT" means the agreement signed between DOW and RBI, effective May 27, 1997, a copy attached hereto for reference as Appendix A.

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

1.12 "LICENSE" means a license agreement contemplated under Section 5.2 to be granted by RBI to DOW if, by no later than the end of the OPTION TERM, DOW notifies RBI in writing of its desire to exercise its rights to obtain a license.

1.13 "JOINT PATENTS" means those PATENTS in the FIELD which are jointly owned by and have claims present by employees of both DOW and RBI during the term of this OPTION and, if they exist, shall be listed in Appendix B, which shall be reviewed and updated [*****], to be attached hereto and made a part hereof.

1.14 "OPTION TERM" means until December 1, 1998 for an exclusive LICENSE and until January 31, 1999 for a non-exclusive LICENSE, unless extended in writing by the Parties.

1.15 "PATENTS" means all patent applications and patents to which RBI has rights which claim improvements to the ENZYME made by RBI (or other inventions, including but not limited to, apparatus, made by RBI in the course of performing work under the RESEARCH PLAN) during this OPTION TERM, together with any continuations, continuations-in-part, divisions, reissues, registrations, confirmations, patents-of -addition, and extensions of the foregoing, which claims cover the preparation, use or per se ENZYME in the TERRITORY, which shall be listed in Appendix C (such patents to be mutually agreed upon to be listed if regarding other inventions), to be attached hereto and made a part hereof, and reviewed and updated annually as of the EFFECTIVE DATE.

1.16 "PRODUCTIVITY ENZYMES" means those ENZYMES which meet the criteria of exhibiting at least [*****].

1.17 "RESEARCH PLAN" means a mutually agreed upon plan for RBI to perform research activities to improve ENZYME for commercial use to achieve TARGET ACTIVITY in the FIELD during the OPTION TERM in accord with Appendix D, attached hereto and made a part hereof.

1.18 "SIGNATURE DATE" means the date of the last signature of the Parties to this OPTION.

1.19 "TARGET ACTIVITY" refers to the Milestone [*****] target for the [*****]. It is determined at the [*****] and projected from the Milestone 2 data to be sufficient for a [*****]. It is defined in terms of [*****].


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1.20 "TECHNOLOGY" means data for ENZYME, including for example physical properties, DNA sequence, Vmax and Ki and process to make them

1.21 "TERRITORY" means the world.

ARTICLE 2 - GRANT OF OPTION

2.1  Grant of OPTION - RBI hereby grants to DOW, and DOW hereby accepts either:

     (1) an exclusive right during the OPTION TERM to acquire an exclusive LICENSE to make, have made, use, sell, import and have sold ENZYME(S) for the FIELD in the TERRITORY under the PATENTS, JOINT PATENTS and TECHNOLOGY and subject to Section 5.3; or

     (2) a non-exclusive right during the OPTION TERM to acquire a nonexclusive LICENSE to make, have made, use, sell, import and have sold ENZYME(S) for the FIELD in the TERRITORY under the PATENTS, JOINT PATENTS and TECHNOLOGY and subject to Section 5.3.

Whether (1) or (2) above is selected is solely DOW's choice during the OPTION TERM.

2.2 Reservation - DOW reserves for itself and its AFFILIATES the right to do internal research on ENZYMES (excluding any improvements to the ENZYMES made by RBI) within the FIELD during the OPTION TERM.

2.3 Expansion of FIELD - In the event that DOW wishes to expand the FIELD at the time of exercise of the LICENSE, the Parties agree to discuss in good faith the proposed expansion of the FIELD and the terms therefore.

2.4  Exercise of OPTION for LICENSE - DOW may exercise its rights under Section
     2.1 by providing written notice to RBI of its election under Section 2.1
     (1) or (2) on or before the last day of the OPTION TERM.

ARTICLE 3 - OPTION PAYMENTS

3.1 Initial Payment for OPTION - Within fifteen (15) business days from the EFFECTIVE DATE, DOW shall pay RBI [*****].

3.2 Additional Payments during OPTION TERM - The further payments to RBI by DOW are tied to the achievement of milestone technical events in accord with
     Article 4. DOW shall be invoiced one (1) month prior to any payment due to RBI for each of these milestones. The payments for each milestone are:

     3.2.1 Milestone 1 - [*****] - [*****], if RBI is technically successful as defined in Article 4; plus [*****], if RBI accomplishes this Milestone 1 in less than [*****] from the date of receipt by RBI of [*****] from DOW;

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     3.2.2  Milestone 2 - [*****] - [*****], payable within [*****] of receipt by DOW of the ENZYME [*****] by DOW that RBI has provided DOW with [*****] (DOW shall use its reasonable good faith efforts to conclude such evaluation within [*****] the CANDIDATE [*****]); plus [*****], if RBI provides DOW with [*****] CANDIDATE ENZYMES and/or [*****] ENZYME [*****]; and

     3.2.3  Milestone 3 - [*****]

            (A) [*****] payable within [*****] of receipt by DOW of the ENZYME [*****] by DOW that RBI has provided DOW [*****]; plus

            (B) [*****] payable within [*****] of receipt by DOW of the ENZYME [*****] by DOW that RBI has provided DOW [*****] ENZYME (for both (A) and (B) of this Section 3.2.3 DOW shall use its reasonable good faith efforts to conclude such evaluations [*****] of the ENZYMES), plus a bonus of -

                 (i) [*****] if either of the criteria for (B) [*****] are met within [*****] from the EFFECTIVE DATE, plus
                 (ii)  [*****] if the [*****] exceeds [*****], plus
                 (iii) [*****] if the [*****] exceeds [*****].

     It is agreed that if any of these milestones categories in Section 3.2 is surpassed by an ENZYME providing performance at a higher category that the payments for those surpassed categories will still be made.

     The [*****].

     These payments are tied to performance under the RESEARCH PLAN described in
     Article 4.

3.3  Payments to RBI - All payments under this Article 3 are to be made to:
     Recombinant BioCatalysis, Inc. and sent by wire transfer to:

                                               *Confidential Treatment Requested
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     Account Name: [*****].

ARTICLE 4 - ENZYME USE AND RESEARCH PLAN

4.1 RBI Obligations - RBI shall maintain sole physical control of the ENZYME which shall be treated as CONFIDENTIAL INFORMATION under the terms of
     Article 7 of this OPTION. RBI shall use any information provided to it by DOW solely to improve ENZYME in the FIELD. RBI shall provide a written report with a summary of the data to DOW on a quarterly basis or at a milestone achievement in accord with Section 4.3 in a quarter, whichever occurs first. (If clarification of a report is requested by DOW to more fully understand such report, then a meeting of respective personnel is permitted.) A final written report shall be provided of the results obtained by RBI on its improvement efforts for the ENZYME, including its sequence, within thirty (30) days at the end of the OPTION TERM or within thirty (30) days upon termination.

4.2 Development Efforts - During the OPTION TERM, RBI shall perform research activities to improve the ENZYME to achieve TARGET ACTIVITY in the FIELD in a diligent manner as specified in Article 3 and described in detail in a RESEARCH PLAN. Such improvement can be met by any manner acceptable to the Parties. The ENZYME is to be improved for commercial use in a manner agreed upon between the Parties. The RESEARCH PLAN may be amended by mutual, written consent of the Parties. However, either Party may terminate the research and this OPTION at any technical milestone specified in Section
     4.3 for any reason; but if RBI terminates, then DOW has thirty (30) days to notify RBI whether DOW desires either an exclusive or nonexclusive LICENSE in accord with Section 2.1 for the ENZYME until that termination. If DOW terminates the research and this OPTION and any of the milestones beyond Milestone 1 have been achieved and completed in accord with each milestone requirement in accordance with Section 4.3, then RBI shall have the rights described in Section 5.2.3.

4.3  Milestones -

     4.3.1  Milestone 1

            DOW completes preliminary [*****] and defines general parameters for the ENZYME, [*****]

            RBI develops of a suitable [*****].

     4.3.2  Milestone 2

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            RBI [*****] ENZYME by [*****] to obtain CANDIDATE ENZYME, transfers to DOW the [*****] CANDIDATE ENZYMES and [*****] of each CANDIDATE ENZYME.

            DOW confirms [*****] CANDIDATE ENZYMES and evaluates their performance attributes [*****].

            (DOW and RBI scientists shall discuss the relationship between [*****] in performance of the [*****] CANDIDATE ENZYME and improvement in productivity of the CANDIDATE ENZYME as a supported catalyst. After such discussions, the Parties shall mutually agree on [*****] i.e. TARGET ACTIVITY, prior to starting Milestone 3.)

     4.3.3  Milestone 3

            (A) RBI increases productivity as stated in Article 3 for [*****] ENZYMES and transfers [*****] of all such ENZYMES to DOW together with each ENZYME's [*****]. DOW confirms [*****] ENZYMES and evaluates their performance attributes [*****]. If [*****] ENZYME [*****], then part (B) below shall occur.

           (B) RBI [*****]as stated in Article 3 for [*****] ENZYMES and transfers [*****] of [*****] ENZYMES to DOW together with each ENZYME's [*****]. DOW confirms [*****] ENZYMES and evaluates their performance attributes [*****].

4.4 RESEARCH PLAN and Payments are tied - The events under Section 4.3 for performance under the RESEARCH PLAN are tied to payments under Article 3.

4.5 DOW Obligations - DOW shall provide the assay mentioned in Section 4.3.1, Milestone 1, analytical information or know-how, including evaluation of the modified ENZYME at DOW facilities, the identity of the gene for the host interaction desired, and the DNA sequence of the gene. All information supplied by DOW to RBI shall be treated as confidential under Article 7.

ARTICLE 5 - LICENSE TERMS

The following terms are contemplated by the Parties to be included in a LICENSE if, by no later than the end of the OPTION TERM, DOW exercises its right to such LICENSE.

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5.1  Exercise Payment - Upon exercise of the right to a LICENSE, a payment shall be due to RIBI depending upon whether DOW elects rights under Section 2.1
     (1) or (2) as follows. If DOW elects Section 2.1 (1) for an exclusive LICENSE, then a one time fee of Two Hundred Thousand Dollars (US$200,000) Dollars is payable within thirty (30) days from exercise of the exclusive LICENSE but no sooner than December 1, 1998. If DOW elects Section 2.1(2) for a non-exclusive LICENSE, then terms shall be negotiated using reasonable good faith efforts by the Parties by January 31, 1999.

5.2 Exercise for LICENSE - The OPTION TERM shall be for the term of the Research Plan, including any mutually agreed upon extensions. At present both Parties agree that the OPTION TERM for an exclusive LICENSE shall run from the EFFECTIVE DATE until December 1, 1998 and for a nonexclusive LICENSE until January 31, 1999. In addition, DOW has eighteen (18) months from its receipt by DOW to evaluate the TECHNOLOGY and improved ENZYME provided by RBI before execution of the LICENSE.

     5.2.1 By the end of the OPTION TERM, DOW, at its sole discretion, may negotiate an exclusive LICENSE to the ENZYME and gene coding for the ENZYME in the FIELD from RBI, or purchase the ENZYME or immobilized ENZYME from RBI or an alternate supplier in accord with Section 5.3. Upon execution of the LICENSE, manufacturing licenses and terms of sale for any ENZYME shall be on commercially reasonable terms, mutually agreed upon, and shall include, without limitation, royalties and minimum payments (as negotiated by the Parties in good faith taking into account the value created by the respective contributions of the Parties, e.g., monetary, scientific and capital contributions). If DOW exercises the OPTION for a nonexclusive LICENSE, RBI shall also have the non-exclusive right to make, have made, use, sell, import, and have sold ENZYME for the FIELD in the TERRITORY under the PATENTS, JOINT PATENTS and TECHNOLOGY.

     5.2.2  In the event that the ENZYME is improved and DOW has had eighteen
            (18) months from the time the TECHNOLOGY and improved ENZYME was delivered to DOW in accord with Milestone 3(B) of Section 3.2.3 to test it, and DOW then provides written notice to RBI in accord with
            Section 12.1 of DOW's lack of interest in commercial use of the improved ENZYME provided by RBI, then, RBI shall have the rights described in Section 5.2.3.

     5.2.3  RBI Rights - Under the circumstances described in Sections 4.2 and
            5.2.2 and in the event that RBI terminates the OPTION in accord with
            Section 10.2 upon material breach by DOW, DOW shall have no LICENSE (but shall have the right for internal research use of ENZYME, TECHNOLOGY, PATENTS and JOINT PATENTS) and RBI shall have all commercial rights to make, have made, use, sell, import and have sold ENZYME for the FIELD in the TERRITORY under the PATENTS, JOINT PATENTS and TECHNOLOGY by notifying DOW in writing in accord with
            Section 12.1 and making the following payments (at RBI's sole option):

            (A) RBI shall pay DOW as a [****] fee for DOW's total investment in the ENZYME (which fee shall be computed from the time of such request by RBI, but in no event would be less than [****] Such payment would be due to DOW within thirty (30) days from invoice by DOW; or

            (B) RBI agrees to pay to DOW reasonable royalty and payments for all income received from RBI's commercialization or sale of the TECHNOLOGY or PATENTS using the ENZYME. Such payments shall be negotiated as an agreement by the Parties using their good faith efforts.

RBI must elect between (A) and (B) within one hundred and eighty (180) days from DOW's written notification of lack of interest and convey their election in writing to DOW in accord with Section 12.1.

Any payments to DOW under this Section 5.2.3 shall be made to. The Dow Chemical Company, and be sent by wire transfer to:

[*****].

5.3 Supply of ENZYME - In the event that the ENZYME is improved and is of further interest to DOW and DOW exercises its rights to a LICENSE under
     Section 2.1, then DOW shall have [****] from the time the improved ENZYME is delivered in a practicable form to DOW in accord with Milestone 3(B) under Section 4.3.3 (B) to provide written notice under Section 12.1 to RBI of DOW's intent to either:

     (A) have RBI supply the improved ENZYME commercially to DOW. If this course is mutually agreed upon then a commercial agreement shall be negotiated using reasonable good faith efforts by the Parties; or

     (B) inform RBI that DOW will use an alternate supplier (not RBI) for the improved ENZYME. RBI agrees to provide to a qualified third party under appropriate, reasonable licensing terms for the industry, the information and rights required to supply the ENZYME to DOW; or

     (C) If DOW does not desire any commercial supply of the improved ENZYME, then refer to Section 5.2.2.

5.4 DOW Evaluation - DOW has the right, during the OPTION TERM and the [*****] evaluation period, for its purposes of evaluation only, to produce sufficient ENZYME for its needs.


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5.5  Other terms - Other customary and negotiated terms are expected to be included in the LICENSE and are permitted.

ARTICLE 6 - PATENT RIGHTS

6.1 RBI to Maintain PATENTS - Any improvements to the ENZYME made by RBI during this OPTION TERM shall belong to RBI, if within the claimed scope of any PATENT. DOW shall be informed of all such PATENTS and be provided with a copy thereof, and provided with their publication numbers or patent numbers and each country where filing was done. If requested by DOW, a completed file wrapper for a given application or patent shall be provided to DOW. An annual status of the concerned PATENTS shall be provided to DOW until all have issued or are abandoned. If DOW exercises its rights for a LICENSE, then rights to any PATENTS shall be granted in the LICENSE for the FIELD for the TERRITORY. If RBI obtains rights under Section 5.2.3, then such rights shall include rights to any PATENTS for the FIELD for the TERRITORY.

6.2 Notice of Patent Lapse - RBI shall advise DOW of the grant, lapse, nullification, revocation, surrender, or invalidation of any of the PATENTS at the annual update of the PATENT listing for Appendix C.

6.3 JOINT PATENTS - Although unlikely to occur, in those instances where joint inventions between DOW and RBI result in a patentable invention, then DOW and RBI shall mutually determine, using their good faith efforts, whether the patent application has joint ownership and joint claim structure, and which Party should prosecute the patent application and pay the annuities. Both Parties shall elect any countries in which filing shall be done. If DOW exercises its rights for a LICENSE, then rights to any JOINT PATENTS shall be granted in the LICENSE for the FIELD for the TERRITORY. If RBI obtains rights under Section 5.2.3, then such rights shall include rights to JOINT PATENTS for the FIELD for the TERRITORY.

6.4 TECHNOLOGY - TECHNOLOGY developed during the OPTION TERM or known as of the LETTER OF INTENT by either Party shall remain that Party's property. Any use by one Party of the other's TECHNOLOGY shall be under the confidentiality provisions of Article 7.

6.5 DOW Patents - No rights are granted by DOW to RBI to use any DOW intellectual property rights including patents (such as sole DOW patents), trade secrets, confidential information and computer programs, except in providing the contemplated services under the RESEARCH PLAN. If Section
     5.2.3 pertains, then rights to commercial use of the JOINT PATENTS and ENZYME are granted by DOW to RBI.

ARTICLE 7 - CONFIDENTIALITY

7.1 Each Party shall use good faith efforts to retain in confidence and not disclose to any third party each other's CONFIDENTIAL INFORMATION. Such "good faith efforts" shall mean the same degree of care, but no less than a reasonable degree of care, as the receiving Party uses to protect its own CONFIDENTIAL INFORMATION of a like nature. This obligation shall be effective from August 29, 1996 upon the SIGNATURE

     DATE and shall cease five (5) years from termination of this OPTION. This OPTION shall supersede the CDA upon the SIGNATURE DATE.

7.2 Excepted from the obligation of confidentiality under Section 7.1 is that information which:

     (a) is available, or becomes available, to the general public without fault of the receiving Party; or

     (b) is obtained by the receiving Party without an obligation of confidence from a third party (other than a governmental agency) who is rightfully in possession of such information and is under no obligation of confidentiality to the disclosing Party concerning such information; or

     (c)   is released from confidentiality in writing by the disclosing Party;
           or

     (d)   is permitted to be disclosed by Section 7.4.

For the purpose of Section 7.1, a specific CONFIDENTIAL INFORMATION shall not be deemed to be within the foregoing exceptions merely because it is embraced by more general information in the public domain, or in the possession of the receiving Party. In addition, any combination of features shall not be deemed to be within the foregoing exceptions merely because individual features are in the public domain or in the possession of the receiving Party, but only if the combination itself and its principle of operation and process to make it are in the public domain or in the possession of the receiving Party.

7.3 Notwithstanding the provisions of Section 7.1, if the receiving Party becomes legally compelled to disclose any of the disclosing Party's CONFIDENTIAL INFORMATION, the receiving Party shall promptly advise the disclosing Party of such required disclosure in order that the disclosing Party may seek a protective order or such other remedy as the disclosing Party may consider appropriate in the circumstances. The receiving Party shall disclose only that portion of the CONFIDENTIAL INFORMATION which it is legally required to disclose. Such a disclosure shall not release the receiving Party with respect to the CONFIDENTIAL INFORMATION so disclosed except to the extent of permitting the required disclosure. In addition, the receiving Party may disclose CONFIDENTIAL INFORMATION of the disclosing Party to the extent such disclosure is reasonably necessary in connection with the filing or prosecution of JOINT PATENTS. If DOW CONFIDENTIAL INFORMATION is reasonably necessary to be disclosed in connection with the filing or prosecution of PATENTS, then DOW's prior written consent must be obtained in accord with Section 12.1.

7.4 Disclosure to AFFILIATES - RBI or DOW may disclose CONFIDENTIAL INFORMATION to its AFFILIATES, and consultants as may be necessary to exercise the rights granted hereunder, but only under conditions of confidentiality at least as stringent as those set out in Sections 7.1, 7.2 and 7.3.

7.5 Document Return - In the event of termination of this OPTION under Article 10, without exercise of a LICENSE, then:

     (a)   RBI will cease its use of the ENZYMES in accord with Section 10.3,

     and

     (b) each Party will cease its use of all CONFIDENTIAL INFORMATION of the other Party provided hereunder and, on the disclosing Party's request, within sixty (60) days either return all such CONFIDENTIAL INFORMATION, including any copies thereof, ENZYMES in whatever media or form, or will promptly destroy the same and certify such destruction to the disclosing Party.

     Notwithstanding the above, a Party may retain one copy of any CONFIDENTIAL INFORMATION of the other Party in its legal files, but shall return or destroy any DOW samples of ENZYME or ENZYME provided by the other Party. The foregoing provisions shall not apply to RBI to the extent it exercises its rights under
Section 5.2.3.

ARTICLE 8 - U.S. EXPORT CONTROL AND GOVERNMENT LICENSES

8.1 Compliance - Both Parties agree to comply, at their expense, with all necessary United States governmental regulations with respect to export of ENZYMES and TECHNOLOGY in the TERRITORY. Both Parties agree to not export or re-export any ENZYME or TECHNOLOGY received from the other or the direct products of such TECHNOLOGY to any prohibited country listed in the U.S. Export Administration Regulations unless properly authorized by the U.S. Government. Each Party shall be responsible for the acts of its AFFILIATES, contractors, and consultants and assumes all liability if it or its AFFILIATES, fails to obtain any of the necessary licenses or commits any violations of the United States Export Laws or Regulations (15 C.F.R.
     (S)700 et seq.). Each Party shall indemnify the other for its acts and for any breach of compliance.

8.2 Licenses and Clearances - Both Parties agree to obtain all necessary licenses or clearances, at its expense, and to comply with all applicable regulations of agencies in the TERRITORY.

ARTICLE 9 - WARRANTY, DISCLAIMER, GUARANTEE

9.1 Belief of Accuracy - Each Party represent that ENZYME, TECHNOLOGY and any other CONFIDENTIAL INFORMATION transferred or provided to the other Party hereunder are believed to be accurate and complete as of their current status on the EFFECTIVE DATE and that each Party's interpretations and conclusions drawn therefrom were made in good faith and in the exercise of its scientific judgment as of the dates of the documents contained therein. However, neither Party warrants or represents that such information is or will be sufficient to market ENZYME or to commercially produce ENZYME, or to commercialize ENZYME in the TERRITORY or that DOW or RBI shall be free to practice or sell any ENZYME.

9.2 DOW Representation - DOW will be solely relying on its own evaluation of ENZYME, TECHNOLOGY and the other CONFIDENTIAL INFORMATION transferred or provided to it hereunder and on its own scientific expertise in using the same in its development and evaluation of ENZYME.

9.3 Validity, Non-Infringement - No warranty is provided that the manufacture, use and sale of ENZYME falls outside the scope of third party patents or the industrial property rights of a third party.

9.4 Disclaimer of Warranties as to PATENTS - RBI makes no representation that the inventions covered in any PATENTS are patentable or that the PATENTS are or will be valid or enforceable, nor does RBI warrant or represent that the exercise of the rights hereunder is free from infringement of patent rights of third parties.

ARTICLE 10 - TERM AND TERMINATION

10.1 Term - Unless terminated under the provisions of this Article 10, this OPTION shall continue in effect until the end of the OPTION TERM, unless mutually agreed upon in writing by the Parties to be extended.

10.2 Termination for Breach - In the event of a material breach by either DOW or RBI of any of the obligations contained in this OPTION, the other Party shall be entitled to terminate this OPTION by notice in writing under
     Section 12.1, provided that such notice shall specify the breach or breaches. If the said breach or breaches are capable of remedy, the Party committing such breach or breaches shall be entitled to a period of sixty
     (60) days from the delivery of such notice in which to remedy or to undertake to remedy the same. In the case the defaulting Party shall fail to remedy the breach or to undertake to remedy the breach to the satisfaction of the injured Party, the injured Party shall have the right to cancel this OPTION in whole or only terminate those rights and obligations relating to the particular breach by simple notification to the Party in default. Failure of a Party to exercise its rights under this
     Section 10.2 shall not be construed as a waiver as to future breaches whether or not they are similar.

10.3 Termination by RBI or DOW - Either Party may terminate this OPTION at the end of any Milestone in Section 4.3 by written notice to the other. Each will disclose to the other its reasons for any such termination. Upon such termination, both Parties shall refrain from further use of CONFIDENTIAL INFORMATION received from the other Party, including ENZYME, except that this provision shall not apply to RBI if it exercises its rights under
     Section 5.2.3.

10.4 Termination by DOW - DOW shall have the further right to terminate this OPTION immediately on written notice to RBI if:

     (a) RBI shall cease to carry on business or shall go into liquidation or a receiver shall be appointed to RBI's assets; or

     (b) RBI shall become bankrupt or insolvent or unable to meet any of its performance obligations; or

     (c) RBI fails to conduct testing on the ENZYMES for more than sixty (60) days from any Milestone.

10.5 On Termination - DOW shall, upon termination of this OPTION under Article
     10:

     (a) pay to RBI all payments due or accrued at the termination date within thirty (30) days after termination; and

     (b) make no further use of, or permit any use by any third party of any kind of any and all ENZYMES disclosed hereunder by RBI, and make no further use of the surviving PATENTS in the FIELD.

10.6 Survival of Certain Obligations - On termination of this OPTION: the obligations of confidentiality set forth in Article 7 shall survive for the time stated therein; payments due under Article 3 shall survive for the terms specified; and Export Control compliance set forth in Article 8 shall survive indefinitely.

ARTICLE 11 - FORCE MAJEURE

11.1 Event of Force Majeure - In the event that performance under this OPTION, or any obligation hereunder, is hindered, delayed or prevented by reason of acts of God, strikes, lockouts, labor troubles, intervention of any governmental authority, fire, riots, insurrections, invasions, war or other reason of similar nature beyond the reasonable control of the Party and are without its fault or negligence, then performance of that act shall be excused for the period of the delay and the period for the performance of that act shall be extended for an equivalent period.

11.2 Notification. Upon occurrence of an event of force majeure, the affected Party shall promptly notify the other Party in writing, setting forth the nature of the occurrence, its expected duration and how that Party's performance is affected. The affected Party shall resume the performance of its obligations as soon as practicable after the force majeure event ceases.

ARTICLE 12 - NOTICES

12.1 Official -Any notice, request or communication specifically provided for or permitted to be given under this OPTION must be in writing and may be delivered by hand delivery, courier service, or electronic transmission such as telex, facsimile, or telegram, and shall be deemed effective as of the time of actual delivery thereof to the addressee. For purposes of notice the addresses of the Parties shall be as follows:

     DOW:
               The Dow Chemical Company
               2030 Dow Center
               Midland, Michigan
               48674
               USA

               Attention:  William Dowd
                           Director
                           Biocatalysis Laboratory

               [*****]


                                               *Confidential Treatment Requested
     with a copy to:
               The Dow Chemical Company
               Patent Department
               1790 Building, Washington Street
               Midland, Michigan 48674
               USA
               Attention:  Karen L. Kimble, JD
                           Senior Counsel

               [*****]
     RBI:
               Recombinant BioCatalysis, Inc.
               10665 Sorrento Valley Road
               San Diego, CA 92121
               USA
               Attention:  Donald C. Garaventi
                           President

               [*****]

12.2 For purposes of scientific reporting, the Parties designate as their respective principle contacts:

     DOW:
               The Dow Chemical Company
               Building 1707
               Washington Street
               Midland, MI 48674
               USA

               Attention:  Joseph Affholter, PhD
                           Research Leader

               [*****]

     RBI:
               Recombinant BioCatalysis, Inc.
               10665 Sorrento Valley Road
               San Diego, CA 92121
               USA

               Attention:  Dan Robertson, PhD
                           Director of Enzymologys


                                               *Confidential Treatment Requested

               [*****]

12.3 Each Party may change its address and its representative for notice by the giving of notice thereof in the manner provided in Section 12.1.

ARTICLE 13 - ASSIGNMENT

13.1 Assignment - Neither Party to this OPTION shall assign or sublicense any rights hereunder without the prior written consent of the other Party, such consent not to be unreasonably withheld. It being agreed, however, that without such consent being required from RBI, DOW may assign to its AFFILIATES, but RBI must be notified in writing in accord with Section 12.1.

13.2 Consolidation, Reorganization or Merger - Should RBI be consolidated, reorganized or merged with another entity, this OPTION and all rights and obligations arising under this OPTION may be assigned to the successor entity or the assignee of all or substantially all of RBI's business and assets without DOW's prior written consent. However, RBI shall promptly notify DOW prior to such action in accord with Section 12.1.

Effect on Successors and Assignees - This OPTION shall inure to the benefit of and be binding upon such successors and permitted assignees.

ARTICLE 14 - LIABILITY

14.1 DOW Liability to RBI - Neither DOW, any of its AFFILIATES, nor the respective agents, servants, officers, directors, and employees of each shall be liable to RBI, or RBI's employees, directors, officers, agents or legal heirs, for any personal injury, death, or property damage that occurs while RBI is performing under this OPTION, except to the extent such injury, death, or property damage is caused by the sole negligence of DOW.

14.2 RBI Liability to DOW - Neither RBI, any of its subsidiaries, nor the respective agents, servants, officers, directors, and employees of each shall be liable to DOW, or DOW's employees, directors, officers, agents or legal heirs, for any personal injury, death, or property damage that occurs while DOW is performing under the OPTION, except to the extent such injury, death, or property damage is caused by the sole negligence of RBI.

14.3 Safety by RBI - RBI personnel agree to observe the same safety and other rules required of DOW employees while RBI is on premises owned, operated, leased or under the control of DOW.

14.4 Safety by DOW - DOW personnel agree to observe the same safety and other rules required of RBI employees while LOW is on premises owned, operated, leased or under the control of RBI.

ARTICLE 15 - MISCELLANEOUS PROVISIONS


                                               *Confidential Treatment Requested

15.1 Amendments - This OPTION may be amended only in writing executed by both Parties.

15.2 Disputes - Both Parties shall make good faith efforts to resolve any questions concerning construction and performance under this OPTION

15.3 Entirety of Agreement - This OPTION sets forth the entire agreement and understanding between the Parties hereto with respect to ENZYME for its evaluation in the TERRITORY for use in the FIELD. This OPTION shall be deemed to be in compliance with the LETTER OF INTENT and should any differences exist, this OPTION shall control.

15.4 Severability - If any term or provision under this OPTION is deemed invalid under the laws by a United States court of competent jurisdiction, the invalidity shall not invalidate the whole OPTION but it shall be construed as if not containing that particular term or provision for that particular country or jurisdiction and the rights and obligations of the Parties shall be construed and enforced accordingly. The Parties shall negotiate in good faith a substitute provision as an addendum to this OPTION for that particular country or jurisdiction in compliance with the law to as nearly as possible retain the Parties intent in legally valid language.

15.5 Waivers, Cumulative Remedies - A waiver by either Party of any term or condition of this OPTION in any one instance shall not be deemed construed to be a waiver of such term or condition for any similar instance in the future or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this OPTION shall be cumulative and none of them shall be a limitation of any other remedy, right, undertaking, obligation or agreement of either Party.

15.6 Publicity - Neither DOW nor RBI shall make the financial terms of this OPTION public, except as required by law. In the event that a filing of a copy of this OPTION with the US Securities and Exchange Commission is required, then RBI shall seek confidential treatment of information considered confidential by DOW. Any press release or publicity of this OPTION shall be reviewed and approved by both Parties prior to any release.

15.7 Choice of Law - This OPTION shall be governed by the laws of the State of Michigan, excepting its conflict of laws principles, in all respects of validity, construction and performance; except that all questions concerning the construction, validity, coverage or infringement of PATENTS or JOINT PATENTS shall be decided in accordance with the patent law of the country where the PATENT or JOINT PATENT was granted.

15.8 Headings - Headings in this OPTION are included herein for ease of reference and shall not affect the meaning of the provisions of this OPTION, nor shall they have any other legal effect.

15.9 Cooperation - RBI and DOW shall use good faith efforts to cooperate with respect to any issues that concern the development of the ENZYME under this OPTION.

15.10 RBI's Status - RBI's status hereunder is that of an independent contractor, and not that of an agent of DOW. As such RBI is responsible of all Income Tax withholding and the payment of any other appropriate taxes on all payments to RBI by DOW.

IN WITNESS WHEREOF, the Parties have duly executed duplicate originals of this OPTION by their appropriate authorized representative. Such OPTION may be subject to management and/or Board approval by each Party. Separate signature pages are acceptable in facsimile form and shall be accepted in lieu of original signatures, provided each Party receives a dated, signed, legible facsimile indicating the signator for the other Party. Upon the SIGNATURE DATE, this OPTION shall be effective as of the EFFECTIVE DATE. If requested by either Party, duplicate originals, bearing the same date as the facsimile signature or in lieu of facsimile signatures may be provided.

THE DOW CHEMICAL COMPANY                RECOMBINANT BIOCATALYSIS, INC.

By:__________________________________   By:___________________________________
Name:  R.J. Pangborn                    Name:     T.J. Bruggeman
Title: Vice President                   Title:    CEO
       Central & New Businesses R & D

Date:________________________________   Date:_________________________________

                                  APPENDIX A


May 27, 1997

Donald C. Garaventi
President
Recombinant BioCatalysis, Inc.
10665 Sorrento Valley Road
San Diego, CA 92121
USA

LETTER OF INTENT

Dear Mr. Garaventi:

The purpose of this Letter of Intent is to summarize the present arrangements and intent between The Dow Chemical Company ("DOW") and Recombinant BioCatalysis Inc. ("RBI") for use of an enzyme provided by DOW. The Parties intend to negotiate an option agreement ("Option") encompassing this intent.

RBI and DOW shall negotiate in good faith to result in an Option having at least the following terms and conditions:

1.   Option Territory - The Option shall be for the world.

2. Permitted Use by RBI - RBI shall use any information provided to it by DOW solely to improve an enzyme identified by DOW for use in recycle process or with a reaction coproduct produced by DOW [*****]. [This enzyme and any improvements thereto (e.g., where the productivity of the enzyme is increased and/or where the product inhibition is lowered) are referred to as "Enzyme".]

3. Option Grant - The Option, if DOW requests an exclusive grant for the Field to make, have made, use, sell, import and have sold the Enzyme for the Field in the Territory, shall include the patents and technology on the Enzyme in the Field subject to the terms of the Option and any manufacturing license agreement. The fee for this exclusive Option is a one time fee of [*****] payable no sooner than December 1, 1998.

If DOW requests a non-exclusive grant for the Field to make, have made, use, sell, import and have sold the Enzyme for the Field in the Territory, including the patents and technology on the Enzyme In the Field, then the terms shall be negotiated using reasonable good faith efforts by the Parties by January 31, 1999.

In either event the Option shall be executed by the Parties no later than December 1, 1998 if exclusive or January 31, 1999 if non-exclusive.

                                               *Confidential Treatment Requested

                                       1.

4. Option Term - The Option term shall be for the term of the research plan ("Plan"), including any mutually agreed upon extensions ("Term"). At present both Parties agree that the Term for an exclusive license shall run from the letterhead date of this Letter of Intent until December 1, 1998 and for a nonexclusive until January 31, 1999. By the end of the Term DOW, at its sole discretion, may negotiate an exclusive license to the Enzyme and gene coding for the Enzyme in the Field from RBI, or purchase the Enzyme or immobilized Enzyme from RBI or an alternate supplier in accord with Paragraph 8. Upon exercise of the license, manufacturing licenses and terms of sale for any Enzyme shall be on commercially reasonable terms, mutually agreed upon, and shall include, without limitation, royalties and minimum payments.

In the event that the Enzyme is improved and DOW has had [*****] from the time the technology and improved Enzyme is delivered to DOW in accord with Milestone 3(B) to test it, and DOW then provides written notice to RBI of DOW's lack of interest in commercial use of the improved Enzyme provided by RBI, then, at RBI's sole option, either:

(a) RBI shall pay DOW as a one time fee for DOW's total investment in the Enzyme (which fee shall be computed from the time of such request by RBI, but in no event would be less than [*****]). Such payment would be due to DOW within thirty (30) days from invoice by DOW; or
(b) RBI agrees to pay to DOW reasonable royalty and payments for all income received from RBI's commercialization or sale of the technology or patents using the Enzyme. Such payments shall be negotiated as an agreement by the Parties using good faith efforts.

RBI must elect between (a) and (b) within [*****] from DOW's written notification of lack of interest and convey their election in writing to DOW.

DOW has the right, during the Term and the eighteen (18) month evaluation period, for purposes of evaluation only, to produce sufficient Enzyme for its needs.

5. Payments - Within fifteen (15) days from execution of the Option DOW shall pay RBI [*****]. For subsequent payments DOW shall be invoiced one (1) month prior to any payment due to RBI. The further payments are tied to achievement of milestone technical events. The technical events for each milestone payment are described in Paragraph 6. The payments for each milestone are:

Milestone 1 - [*****]

[*****] if RBI is technically successful as defined in Paragraph 6; plus [*****] if RBI accomplishes this Milestone 1 in less than [*****] days from the date on which RBI receives the assay from DOW;

Milestone 2 - Productivity Calibration Definitions for Milestone 2:

"Candidate Enzymes" are those which meet the criteria of exhibiting initial hydrolysis rates (Vmax) significantly higher than the wild type (wt) recombinant enzyme toward a [*****].

                                               *Confidential Treatment Requested

                                       2.

Kinetically, a Candidate Enzyme that is significantly higher is characterized as having a Vmax [*****].

"Evolved Enzymes" are those which meet the criteria of exhibiting [*****].

Payments for Milestone2:

[*****] payable within thirty (30) days of receipt by DOW of the Enzyme sequences and validation by DOW that RBI has provided DOW with at least [*****]: and

Milestone 3 - Productivity Enhancement Definitions for Milestone 3:

"Improved Enzymes" are those which meet the criteria of, exhibiting at least; plus [****] if RBI provides DOW with at least [*****].

"Productivity Enzymes" are those which meet the criteria of exhibiting at least [*****].

"Target Activity" refers to the Milestone 3 improvement target for the initial hydrolysis rate (Target Vmax) toward a [*****]. It is determined at the conclusion of Milestone 2 and projected from the Milestone 2 data to be sufficient for a commercial catalyst. It is defined in terms of fold-improvement over the wild-type (wt) recombinant Enzyme activity under [*****].

Payments for Milestone 3:

(A) [*****] payable within thirty (30) days of receipt by DOW of the Enzyme sequence and validation by DOW that RBI has provided DOW with at least [*****] plus (B) [*****] payable within thirty (30) days of receipt by DOW of the Enzyme sequence and validation by DOW that RBI has provided DOW with at least [*****]

                                               *Confidential Treatment Requested

                                       3.

[****]

(i)   [*****]

(ii)  [*****]

(iii) [*****]

[*****]

[*****]

These payments are tied to performance under the Plan described in Paragraph 6.

6. Plan - During the Term, RBI shall perform research activities to improve the Enzyme to achieve Target Activity in the Field in a diligent manner as specified in Paragraph 5 and described in detail in a protocol attached to the Option. Such improvement can be met by any manner acceptable to the Parties. The Enzyme is to be improved for commercial use in a manner agreed upon between the Parties. The protocol may be amended by written consent of the Parties. However, either Party may terminate the research and the Option at any technical milestone specified below for any reason; but if RBI terminates, then DOW has thirty (30) days to notify RBI whether DOW desires either an exclusive or non-exclusive license for the Enzyme until that termination.

     .     Milestone 1 = [*****].

     .     Milestone 2 = [*****].

                                       4.

           [****]

     .     Milestone 3 = [*****].

     (B) RBI increases productivity as stated in Paragraph 5 for Productivity Enzymes and transfers as UCA [*****] DOW confirms [****].

These events for performance under the Plan are tied to payments under Paragraph 5.

7. Patents - Any improvements to the Enzyme made by RBI during the Option shall belong to RBI, if within the claimed scope of an issued RBI patent or pending patent application. DOW shall be informed of all such patents or pending applications and be provided with a copy thereof, and provided with their publication numbers or patent numbers and each country where filing was done. If requested by DOW, a completed file wrapper for a given application or patent shall be provided to DOW. An annual status of the concerned patents shall be provided to DOW until all have issued or are abandoned.

Although unlikely to occur, in any instance where a Joint patent between DOW and RBI results in a patentable invention, then DOW and RBI shall mutually determine, using good faith efforts, whether DOW or RBI shall file and prosecute the patent application and pay the annuities. If DOW exercises its Option for exclusive rights for the joint patent shall be granted in the Option to DOW for the Field for the Territory.

Know-how developed under the Option or known as of the Letter of Intent by either Party shall remain that Party's property. Any use by one Party of the other's know-how shall be under the confidentiality provisions of Paragraph 14.

8. [*****] - In the event that the Enzyme is improved and is of further interest to DOW and DOW exercises its Option, then DOW shall have [*****] from the time the improved Enzyme is delivered in a practicable form to DOW in accord with Milestone 3(B) to provide by written notice to RBI of DOW's intent to either:

                                               *Confidential Treatment Requested

                                       5.

(a) [*****]. If this course is mutually agreed upon then a commercial agreement shall be negotiated using reasonable good faith efforts by the Parties;
or

(b) inform RBI that DOW will use an alternate supplier (not RBI) for the improved Enzyme. RBI agrees to provide to a qualified third party under appropriate, reasonable licensing terms for the industry, the information and rights required to supply the Enzyme to DOW.

If DOW does not desire any commercial supply of the improved Enzyme, then refer to Paragraph 4.

9. RBI Obligations - RBI shall provide a written report with a summary of the data to DOW on a quarterly basis or at a milestone achievement in a quarter, whichever occurs first. (If clarification of a report is requested by DOW to more fully understand such report, then a meeting of respective personnel permitted.) A final written report shall be provided of the results obtained by RBI on its improvement efforts for the Enzyme, including its sequence, within thirty (30) days at the end of the Term or within thirty (30) days upon termination, and [*****].

10.  DOW Obligations - DOW shall provide the [*****].

11. Safety - RBI personnel agree to observe the same safety and other rules required of DOW employees while RBI is on premises owned, operated, leased or under the control of DOW.

     DOW personnel agree to observe the same safety and other rules required of RBI employees while DOW is on premises owned, operated, leased or under the control of RB1.

12. Liability - Neither DOW, any of its subsidiaries, nor the respective agents, servants, and employees of each shall be liable to RBI or RBI's employees, directors, agents or legal heirs, for any personal injury, death, or property damage that occurs while RBI is performing under the Option, except to the extent such injury, death, or property damage is caused by the sole negligence of Dow.

     Neither RBI, any of its subsidiaries, nor the respective agents, servants, and employees of each shall be liable to DOW, or DOW's employees, directors, agents or legal heirs, for any personal injury, death, or property damage that occurs while DOW is performing under the Option, except to the extent such injury, death, or property damage is caused by the sole negligence of RBI.

                                               *Confidential Treatment Requested

                                       6.

13. RBI's Status - RBI's status hereunder is that of an independent contractor, and not that of an agent of DOW. As such RBI is responsible of all Income Tax withholding and the payment of any other appropriate taxes on all payment to RBI by DOW.

14. Confidentiality - The Parties agree to maintain confidential all discussions and information obtained from the other regarding the Enzyme, the Field, business information of RBI or DOW since August 29, 1996, and to maintain confidential any discussions on terms for the Option, except for information:

(a)  which was known to RBI prior to receipt or development hereunder;

(b)  which is, or without fault of RBI becomes, generally known to the public;
     or

(c) which is acquired by RBI, without an obligation of confidence, from a third party having a legal right to make such disclosure.

     No rights are granted by DOW to RBI to use any DOW intellectual property rights including patents, trade secrets, confidential information and computer programs, except in providing the contemplated Plan services. Each Party's obligations for confidentiality shall cease five (5) years from termination of this Letter of Intent or Option, which ever time is later. Confidentiality terms and conditions shall also be included and continued in the Option.

15. Publicity - Neither DOW nor RBI shall make public the financial terms of this Letter of Intent. Any press release or publicity concerning this Letter of Intent shall be reviewed and approved by both Parties prior to any release.

16. Entire Agreement - This Letter of Intent document contains the entire agreement between the Parties and supersedes all preexisting agreements between them respecting its subject matter. Modification of this Letter of Intent shall only be binding if made in writing and signed by both Parties.

17. Choice of Law - This Agreement shall be subject to the laws of the State of Michigan, excepting its conflict of laws provisions.

18. Other Items - Other customary terms and conditions in the Option are also expected and modifications of this Letter of Intent that form a part of the Option are permitted.

     Upon signature by both Parties, the letterhead date is the effective date for this Letter of Intent. This Letter of Intent shall be void ab initio if not signed by both Parties no later than June 16, 1997. The negotiations for the Option shall then begin, using good faith efforts, to complete the Option no later than forty-five (45) days from this letterhead date. Such Option is subject to management and/or Board approval by each Party, which shall be secured by each Party prior to exercise of and/or signing the Option, if required. Should the Parties fail to reach agreement for the Option by that date, then either the date may be extended by mutual written consent or the negotiations may be terminated.

                                       7.

Sincerely,

Fred P. Carson
Vice President
Research and Development

AGREED TO AND ACCEPTED BY:
Recombinant BioCatalysis Inc.


_______________________________
Donald G. Garaventi
President

Date________________

                                       8.

                       This Appendix is blank as of the

                     SIGNATURE DATE.  Additions during the

                           OPTION TERM are possible.

                                       1.

                       This Appendix is blank as of the

                     SIGNATURE DATE.  Additions during the

                           OPTION TERM are possible.

                                      1.

                                  APPENDIX D

                     [DOW PARTNERSHIP PROJECT SPREADSHEET]

                                       1.

                                  APPENDIX E

CONFIDENTIALITY AGREEMENT                                       August 27, 1996

In order to protect certain proprietary, confidential information (Information) which may be exchanged between them, The Dow Chemical Company (DOW), having an address of: Patent Department, P.O. Box 1967, 1790 Building, Midland, Michigan 48641-1967, Attn: Karen L. Kimble; and Recombinant Biocatalysis, Inc., Elmwood Court Two, 512 Elmwood Avenue, Sharon Hill, PA 19079-1005 (RBI), and together hereafter called the Parties, agree that:

1.  The effective date of this Agreement is August 27, 1996.
2.  The Discloser(s) of Information is (are):  Both Parties.
3.  The Recipient(s) of Information is (are):  Both Parties.

4. The Information disclosed under this Agreement is: any and all information including but not limited to, data, know-how, any and all subject matter (whether patentable or not) pertaining to the Parties research, inventions, development, materials, technology, businesses plans, processes, protocols, enzymes, expression systems, the commercial applications of enzymes which the parties consider to be of value, and all information generated by RBI as a result of carrying out the purpose set forth in paragraph 5.

5. The purpose for disclosing Information is to see if RBI's proprietary technology might be used to improve performance of Dow proprietary [****] enzymes, or if RBI's proprietary collection of enzymes contains any enzymes of commercial interest to DOW, or if RBI and DOW should enter into a relationship to identify novel enzymes of commercial interest to DOW.

6. This Agreement covers only Information disclosed between Effective Date and August 27, 1997. Recipient's obligations shall expire on August 27, 1999.

7. Recipient agrees to maintain Information in confidence and not disclose Information to any third party except as expressly provided in this Agreement. Recipient will not use Information except as provided for in Paragraph 5. Recipient shall use the same degree of care, but no less than a reasonable degree of care, as the Recipient uses to protect its own confidential information of a like nature to prevent disclosure of Information to third parties. Third parties include all governmental patent offices.

8. Recipient's obligations will apply only to Information that is: (a) disclosed in tangible form clearly identified as confidential at the time of disclosure; (b) disclosed initially in non-tangible form and identified as confidential at the time of disclosure and, within thirty (30) days of the initial disclosure, is summarized and designated as confidential in writing and delivered to Recipient; or (c) generated by Recipient as set forth in Paragraph 4.

                                               *Confidential Treatment Requested

                                      1.

9. Recipient has no obligation with respect to any Information disclosed hereunder which: (a) was in Recipient's possession before receipt from Discloser; (b) is or becomes a matter of general public knowledge through no fault of Recipient; (c) is rightfully received by Recipient from a third party without an obligation of confidence; (d) is disclosed by Discloser to a third party without an obligation of confidence on the third party; (e) is independently developed by Recipient's representatives who have not had access to such Information; or (f) is disclosed without obligation of confidence under operation of law, governmental regulation, or court order, provided Recipient first gives Discloser notice and uses all reasonable effort to secure confidential protection of such Information. Specific confidential Information shall not be considered to fall within the above exceptions merely because it is within the scope of more general information within an exception. A combination of features shall not be considered to fall within the above exceptions unless the combination itself, including its principles of operation, are within the exceptions.

10. All Information shall be provided at the sole discretion of Discloser. With respect to Information, DISCLOSER MAKES NO WARRANTIES OF ACCURACY, RELIABILITY, COMPLETENESS, MERCHANTABILITY OR FITNESS FOR ANY PURPOSE. INFORMATION IS PROVIDED ON AN "AS-IS" BASIS AND DISCLOSER EXPRESSLY DISCLAIMS ANY WARRANTIES WITH RESPECT TO THE INFORMATION. Discloser shall not be liable for any consequential, punitive, exemplary or incidental damages arising out of the evaluation or use of Information by Recipient.

11. Neither Party transfers any rights in Information. No rights are granted under any intellectual property rights of either Party. This Agreement does not create any other obligations, including agency or partnership obligations, between the parties. This Agreement does not constitute an offer to sell Information. Results obtained by Recipient upon evaluation of Information shall be disclosed to Discloser. Copyrights on reports of results transferred to Discloser generated by Recipient based on the evaluation of Information shall be owned by Discloser.

12. Recipient will not knowingly export or reexport any Information or software received from Discloser or the direct products of such Information or software to any country or entity or for any use prohibited by the U.S. Export Administration Regulations unless properly authorized by the U.S. Government.

13. The parties may disclose Information received from Discloser to their Affiliates, consultants or third-party contractors on a need-to-know basis, subject to confidentiality terms consistent with this Agreement. The Parties warrant that their Affiliates, consultants or third-party contractors will comply with the terms of this Agreement. Affiliates means companies wherein either Party owns or controls, directly or indirectly, greater than fifty percent of the equity interest of the company or in which a Party has management control.

14. This Agreement can only be changed by a written document signed by all parties. The terms of this Agreement shall become effective upon the Effective Date when executed
                                      2.

       by all parties. This Agreement shall become voidable upon written notice by DOW in the event it is not executed by all parties within 120 days of the date first written above. This Agreement shall be governed according to the laws of the State of Michigan. The parties have caused this Agreement to be executed in duplicate and this Agreement may be signed in separate counterparts.

THE DOW CHEMICAL COMPANY  RECOMBINANT BIOCATALYSIS, INC.

By: ___________________________       By: _____________________________

Name: _________________________       Name: ___________________________

Title: ________________________       Title: __________________________

Date: _________________________       Date: ___________________________


                                      3.